As filed with the Securities and Exchange Commission on April 29, 2026
Registration File No. 333-278457

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 2

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
(Name of Insurance Company)

One Orange Way, Windsor, Connecticut 06095-4774
(Address of Insurance Company’s Principal Executive Offices) (Zip Code)

1-800-262-3862
(Insurance Company’s Telephone Number, including Area Code)

Tamara Saverine, Vice President, Chief Counsel
Voya Retirement Insurance and Annuity Company
One Orange Way, Windsor, Connecticut 06095-4774
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date
It is proposed that this filing will become effective (check appropriate box):

immediately upon filing pursuant to paragraph (b) of Rule 485
X	on May 1, 2026 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1)
on May 1. 2026 pursuant to paragraph (a)(1) of rule 485 under the Securities Act of 1933 (“Securities Act”).

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:
❑	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
❑	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
❑
If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

❑	Insurance Company relying on Rule 12h-7 under the Exchange Act
❑	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

PART A

INFORMATION REQUIRED IN PROSPECTUS

54459371.3

Voya Retirement Insurance and Annuity Company
Single Premium Deferred Modified Guaranteed Annuity Contract

VOYA MULTI-RATE ANNUITY

May 1, 2026

The contract described in this prospectus  (“Prospectus”) is a group or individual, single purchase payment, modified guaranteed deferred annuity contract issued by Voya Retirement Insurance and Annuity Company (the “Company,” “we,” “us” or “our”). Both individual contracts and certificates under a group contract are referred to in this Prospectus as the “contract.” This contract is no longer available for purchase. See “PURCHASE” in this Prospectus for additional information.

This Prospectus contains facts about the contract that you should know before investing. The information will help you determine if the contract is right for you. Read this Prospectus carefully. If you do invest in the contract, retain this document for future reference.

Upon purchase, you may direct your purchase payment to different Guaranteed Terms ranging up to and including ten years (the “Guaranteed Terms”). Each Guaranteed Term has its own Guaranteed Interest Rate (the “Guaranteed Interest Rate”). When the Guaranteed Term(s) end, you can reinvest in another Guaranteed Term, begin receiving income phase payments, or withdraw your full account value. More information about the Guaranteed Terms is available in Appendix A: Fixed Interest Options Available Under the Contract

The Contract is a complex investment and involves risks, including potential loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, negative contract adjustments (also referred to as “Market Value Adjustments” or “MVAs”), taxes, and tax penalties. Investments taken out of a Guaranteed Term prior to the end of the Guaranteed Term could result in a Market Value Adjustment, which could be negative and cause you to lose money. You may receive less than the amount invested and less than the amount you would receive had you held the investment until maturity. Under extreme circumstances, you could lose up to 100% of your investment in the Guaranteed Term if you remove Account Value from a Guaranteed Term prior to maturity.

 All Company guarantees and obligations under the Contract are subject to our financial strength and claims-paying ability.

Additional information about certain investment products, including fixed interest options with Market Value Adjustments, has been prepared by the U.S. Securities and Exchange Commission’s staff and is available at https://www.investor.gov.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

We do not intend for this Prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state that does not permit their sale. We have not authorized anyone to provide you with information different from that contained in this Prospectus. The contract described in this Prospectus is not a deposit with, obligation of, or guaranteed or endorsed by any bank, nor is it insured by the Federal Deposit Insurance Corporation (“FDIC”).

54459371.3

TABLE OF CONTENTS

Page

OVERVIEW OF THE CONTRACT

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT 4

FEE TABLE 8

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT 9

THE COMPANY 10

GUARANTEED TERMS AND GUARANTEED INTEREST RATES 11

YOUR CHOICES AT THE END OF A GUARANTEED TERM 13

PURCHASING THE CONTRACT 13

FEES, CHARGES AND ADJUSTMENTS 14

WITHDRAWALS

SYSTEMATIC DISTRIBUTION OPTIONS

BENEFITS AVAILABLE UNDER THE CONTRACT 19

DEATH BENEFIT

INCOME PHASE

FEDERAL TAX CONSIDERATIONS 23

OTHER TOPICS 33

APPENDIX A -FIXED INTEREST OPTIONS AVAILABLE UNDER THE CONTRACT A-1

f
OVERVIEW OF THE CONTRACT

The following is intended as a summary. Please read each section of this Prospectus for additional detail.

Purpose

The contract described in this Prospectus is a group or individual, single purchase payment, modified guaranteed deferred annuity contract issued by Voya Retirement Insurance and Annuity Company. Both individual contracts and certificates under a group contract are referred to in this Prospectus as the contract. It is intended to be used as a retirement savings vehicle that allows the contract holder (“you” or the “contract owner”) to invest in fixed interest options in order to help meet long-term financial goals. The contract may be appropriate for an investor with a long time horizon and no short-term liquidity needs.

Phases of the Contract

The Accumulation Phase

During the Accumulation Phase, you direct us to invest your Purchase Payments or Account Value in the Guaranteed Terms.

•
At Investment. Upon purchase, you may direct your purchase payment to fixed interest options, called Guaranteed Terms, with different durations ranging up to and including ten years. Each Guaranteed Term has its own Guaranteed Interest Rate. Generally, your purchase payment will earn interest at the Guaranteed Interest Rate(s) for the duration of the Guaranteed Term(s) you select. Additional information about the fixed interest options is provided in an appendix to the Prospectus. See “APPENDIX A: FIXED INTEREST OPTIONS AVAILABLE UNDER THE CONTRACT.”

•
At Maturity. We will notify you at least 18 days before the Guaranteed Term ends. If you do not make any election before the Guaranteed Term ends, we will automatically renew the contract for a Guaranteed Term of the same or similar duration. If you do not want to automatically renew, contact us before the Guaranteed Term ends. Prior to the end of a Guaranteed Term, you can elect to reinvest in a different Guaranteed Term, begin income phase payments, or withdraw the full amount available at maturity.

The Income Phase

During the Income Phase, you start receiving annuity, or Income Phase, payments from your Contract. You may start receiving income phase payments any time after the first year of the contract. Several payment options are available. See “INCOME PHASE.” In general, you may receive payments for a specified period of time or for life; receive payments monthly, quarterly, semi-annually or annually; and select an option that provides a death benefit to beneficiaries. You will not be able to make withdrawals after you elect to start receiving income phase benefits, and the death benefit available during the accumulation phase will terminate.

Contract Features

Death Benefit: A beneficiary may receive a benefit in the event of your death during both the accumulation and income phases (described in “Contract Phases,” above). The availability of a death benefit during the income phase depends upon the payment option selected. See “DEATH BENEFIT” and “INCOME PHASE.”

Withdrawals: During the accumulation phase, you may withdraw all or part of your account value. Amounts withdrawn may be subject to a Market Value Adjustment, early withdrawal charge, maintenance fee, tax withholding and taxation. See “WITHDRAWALS,” “FEES, CHARGES AND ADJUSTMENTS” and “FEDERAL TAX CONSIDERATIONS.”

Systematic Distribution Options: You may elect to receive regular payments from your account, while retaining the account in the accumulation phase. See “SYSTEMATIC DISTRIBUTION OPTIONS.”

Taxation: You will not generally pay taxes on any earnings from the annuity contract described in this Prospectus until they are withdrawn. Tax-qualified retirement arrangements (e.g., IRAs) also defer payment of taxes on earnings until they are withdrawn. If you are considering funding a tax-qualified retirement arrangement with an annuity contract, you should know that the annuity contract does not provide any additional tax benefit beyond the tax deferral provided by the tax-qualified retirement arrangement. However, annuities do provide other features and benefits which may be valuable to you. You should discuss your alternatives with your financial representative.

Taxes will generally be due when you receive a distribution. Tax penalties may apply in some circumstances. See “FEDERAL TAX CONSIDERATIONS.”

Contract Adjustments

You could lose a significant amount of money due to a Market Value Adjustment if you withdraw all or part of your account value during a Guaranteed Term prior to its maturity. The MVA reflects the change in the value of the investment due to changes in interest rates since the date of investment, and may be positive or negative A Market Value Adjustment may apply if you withdraw Account Value from a Guaranteed Term prior to maturity (other than under a systematic distribution option), initiate income phase payments before the end of your Guaranteed Term (In this case an MVA may be applied to any amounts used to start income phase payments. While either a positive or negative MVA may apply to amounts used to start a nonlifetime payment option, only a positive MVA will apply to amounts used to start a lifetime payment option.), if we terminate the contract because your account value is less than $2,500, or upon payments of a death benefit death of the annuitant, if paid more than six months following death, or if the death benefit is paid upon the death of a person other than the annuitant). See “Income Phase.”

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES AND EXPENSES
Are There Charges or Adjustments for Early Withdrawals?
Yes. If you withdraw money from the Contract within seven (7) years following your purchase payment, you will be assessed an early withdrawal charge equal to a maximum of 7% of the amount withdrawn. If a death benefit is paid upon the death of an Owner who is not the Annuitant, the payment is subject to the early withdrawal charge. For example, if you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 investment. This loss will be greater if there is a negative Market Value Adjustment, taxes, or tax penalties.

If all or a portion of your Account Value is removed from a Guaranteed Term before it matures, we will apply Market Value Adjustment, which may be negative and could cause a potential loss of up to 100% of your Account Value in the Guaranteed Term. For example, you allocate $100,000 to a Guaranteed Term with a 3-year duration and later withdraw the entire amount before the 3 years have ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay a surrender charge, taxes, and tax penalties. A Market Value Adjustment may apply if you withdraw Account Value from a Guaranteed Term prior to maturity (other than under a systematic distribution option), initiate income phase payments before the end of your Guaranteed Term (positive or negative MVA for a nonlifetime payment option; positive MVA only for a lifetime payment option), if we terminate the contract because your account value is less than $2,500, or upon payments of a death benefit death of the annuitant, if paid more than six months following death, or if the death benefit is paid upon the death of a person other than the annuitant.

See “FEE TABLE” and “FEES, CHARGES AND ADJUSTMENTS.”

Are There Transaction Charges?	No.
Are There Ongoing Fees and Expenses?
Yes. While we do not currently charge an annual maintenance fee ongoing expenses to a maximum of __ are possible,  prior to the time you enter the income phase, if and to the extent provided in your contract, an annual maintenance fee may be deducted from your account value on each anniversary of the contract’s effective date and if you make a full withdrawal from the contract.

See “FEE TABLE” and “FEES, CHARGES AND ADJUSTMENTS”

RISKS
Is There a Risk of Loss from Poor Performance?	Yes. An Investor can lose money by investing in the Contract if Account Value is removed from a Guaranteed term prior to its maturity. See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT.”
Is This a Short-Term Investment?
No. This Contract is not designed for short-term investing and is not appropriate for an Investor who needs ready access to cash. The Contract is typically most useful as part of a personal retirement plan. Early withdrawals may be restricted by the Tax Code of 1986, as amended (“Tax Code”) and may expose you to early withdrawal charges or tax penalties. You should not participate in this Contract if you are looking for a short-term investment or expect to make withdrawals before you turn age 59½.

Amounts withdrawn from the Contract may result in surrender charges, taxes, and tax penalties. Amounts removed from a Guaranteed Term before the end of its duration may also result in a negative Market Value Adjustment, Account Value in a Guaranteed Term will be reallocated at the end of its duration according to the investor’s instructions. When a Guaranteed Term matures, if we have not received instructions, we will automatically reinvest the maturing investment into an available Guaranteed Term. We will generally transfer the maturing investment in the following manner based upon availability:
• To a Guaranteed Term of the same duration, if available;
• To a Guaranteed Term with the next shortest duration, if available; or
• To a Guaranteed Term with the next longest duration.

See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT.”

What Are the Risks Associated with the Investment Options?
An investment in the Contract is subject to the risk of poor investment performance if amounts are removed from a Guaranteed Term before maturity due to the imposition of a Market Value Adjustment. Each Guaranteed Term will have its own unique risks, and you should review these investment options before making an investment decision.

See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT.”

What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to VRIAC, including that any obligations, including under the Guaranteed Terms, guarantees or benefits are subject to the financial strength and claims-paying ability of VRIAC. More information about VRIAC, including its financial strength and claims paying ability, is available upon request, by contacting Customer Service at 1-800-584-6001.

See “THE COMPANY.”

RESTRICTIONS
Are There Restrictions on the Investment Options?
Yes.
• Not all Guaranteed Terms may be available for current or future investment;
• There are certain restrictions on transfers from the Guaranteed Terms.

See “GUARANTEED TERMS AND GUARANTEED INTEREST RATES.”

Are There any Restrictions on Contract Benefits?
Yes.
• The death benefit available during the accumulation phase will terminate if you elect to receive income payments.
• You must meet certain age criteria and your account value must meet certain minimum requirements to elect a systematic distribution option.
• We reserve the right to discontinue the availability of one or all of the systematic distribution options for new elections at any time and to change the terms of future elections.

See “DEATH BENEFIT” and “SYSTEMATIC DISTRIBUTION OPTIONS.”

TAXES
What Are the Contract’s Tax Implications?
• You should consult with a tax and/or legal adviser to determine the tax implications of an investment in, and distributions received under, the Contract;
• There is no additional tax benefit to the Investor if the Contract is purchased through a tax-qualified plan or individual retirement account (“IRA”); and
• Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.

See “FEDERAL TAX CONSIDERATIONS.”

CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
• We pay compensation to broker/dealers whose registered representatives sell the Contract.
• Compensation may be paid in the form of commissions or other compensation, depending upon the agreement between the broker/dealers and the registered representative.
• Because of this sales-based compensation, an investment professional may have a financial incentive to offer or recommend the Contract over another investment.

See “OTHER TOPICS − Contract Distribution.”

Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should exchange your Contract only if you determine, after comparing the features, fees and risks of both contracts, and any fees or penalties to terminate the existing Contract, that it is preferable for you to purchase the new contract rather than continue to own the existing Contract.

See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT.”

FEE TABLE

The following tables describe the fees, expenses and adjustments that you will pay when buying, owning and surrendering or making withdrawals from an Investment Option or the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender or make withdrawals from the Contract. State premium taxes may also be deducted.

Transaction Expenses

Maximum Early Withdrawal Charge1 7.00%

Premium Tax2 0.00% to 4.00%

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Account Value is removed from a Guaranteed Term or from the Contract before the expiration of a specified period.

Adjustments

Maximum Potential Loss Due to Market Value Adjustment (as a percentage of Account Value withdrawn from the Guaranteed Term)[3]	100%

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract.

Annual Contract Expenses
	Maximum	Current
Annual Maintenance Fee[4]		$$0

[1]
This is a deferred sales charge. The percentage will be determined by the applicable early withdrawal charge schedule in the “FEES, CHARGES AND ADJUSTMENTS” section. In certain cases, this charge may not apply to a portion or all of your withdrawal. The early withdrawal charge reduces over time. This charge may be waived, reduced or eliminated in certain circumstances. See “FEES, CHARGES AND ADJUSTMENTS.”

[2]
We reserve the right to deduct a charge for premium taxes from your Account Value or from payments to the Account at any time, but not before there is a tax liability under state law. See “FEES, CHARGES AND ADJUSTMENTS ‒ Premium Taxes.”

3 A Market Value Adjustment may apply if you withdraw Account Value from a Guaranteed Term prior to maturity (other than under a systematic distribution option), initiate income phase payments before the end of your Guaranteed Term (In this case an MVA may be applied to any amounts used to start income phase payments. While either a positive or negative MVA may apply to amounts used to start a nonlifetime payment option, only a positive MVA will apply to amounts used to start a lifetime payment option.), if we terminate the contract because your account value is less than $2,500, or upon payments of a death benefit death of the annuitant, if paid more than six months following death, or if the death benefit is paid upon the death of a person other than the annuitant. For more information, see “FEES, CHARGESAND ADJUSTMENTS - Contract Adjustments.”
4 The maximum Annual Maintenance Fee is set forth in your contract, but will be no higher than the maximum shown in the table above. See “FEES, CHARGES AND ADJUSTMENTS.”

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Purchasing the contract involves certain risks as noted below. You should also carefully consider your personal tax situation before you purchase a contract. See “FEDERAL TAX CONSIDERATIONS” and discuss your personal tax situation with a tax and/or legal adviser for information about the tax treatment of the contract.

Liquidity Risk – The contract is designed for long-term investment and your purchase payment should be invested in the contract for at least the length of the early withdrawal charge period. The special withdrawal percentage does provide some liquidity. However, if you withdraw more than the special withdrawal percentage, an early withdrawal charge, taxes and tax penalties may apply, which in combination with the Market Value Adjustment, could result in the loss of principal and earnings. Because the contract provides only limited liquidity during the early withdrawal charge period, it is not suitable for short-term investment.

Fees – Your account value may be impacted by the early withdrawal charge, maintenance fee, premium taxes, Market Value Adjustment, and taxes. These fees and other deductions could result in you receiving less than your purchase payment.

Early Withdrawal Charge – An early withdrawal charge may apply to certain withdrawals of all or a portion of your account value. The early withdrawal charge is designed to recover some of our sales and administrative costs associated with the contract. Any early withdrawal charge, in combination with the MVA, could result in the loss of principal and earnings. You bear the risk that you may receive less than your purchase payment.

The Market Value Adjustment – An MVA may apply to surrenders and early withdrawals or other transactions associated with the contract. We use the MVA to protect us from the risk that we will suffer a loss should we need to liquidate the investments we use to support the Guaranteed Interest Rates that we offer in order to pay you the amount requested. The MVA may be negative, positive or result in no change. The MVA is generally negative when interest rates in the current market are higher than at the Guaranteed Interest Rates for the Guaranteed Terms in which you are invested. At the time of any transaction triggering an MVA, in the event that interest rates in the current market are higher, you bear the risk that you may receive less than your purchase payment. Under extreme circumstances, you could lose up to 100% of your investment in the Guaranteed Term if you remove Account Value from a Guaranteed Term prior to maturity.

Interest Rate Risk – The guaranteed minimum interest rate (“Guaranteed Minimum Interest Rates”) associated with any applicable Guaranteed Term will never be less than the rate stated in your contract. We will periodically determine the interest rates we offer in excess of the Guaranteed Minimum Interest Rate in our sole discretion. We have no specific formula for determining the rate of interest we will declare in the future. The interest rates we declare are influenced by, but do not necessarily correspond with, interest rates available on the type of debt instruments in which we intend to invest amounts attributable to the contract. We cannot predict the level of future interest rates.

Investment Risk – The contract’s investment risk and return characteristics are similar to those of a zero coupon bond or certificate of deposit. A MVA may apply, which in combination with an early withdrawal charge, could result in loss of principal and earnings. Otherwise, your Account Value maintained through the end of a Guaranteed Term provides a fixed rate of return. The Company guarantees principal and credited interest only when held for the length of the Guaranteed Term. You bear the risk that you may receive less than your purchase payment.

Contract Change Risk – We reserve the right to limit the total number of Guaranteed Terms available to you under the Contract.  We also reserve the right to discontinue the availability of one or all of the systematic distribution options for new elections at any time and to change the terms of future elections

Financial Strength – All guarantees under the contract are subject to the financial strength and claims paying ability of the Company. If the Company experiences financial distress, it may be unable to meet its obligations to investors.

Business Disruption and Cybersecurity Risks - We rely on technology, including interconnected computer systems and data storage networks and digital communications, to conduct our business activities. Because our business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. Cyber-attacks may be systemic (e.g., affecting the internet, cloud services, or other infrastructure) or targeted (e.g., failures in or breach of our systems or those of third parties on whom we rely, including ransomware and malware attacks).

Cybersecurity risks include, but are not limited to, the loss, theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website (or the websites of third parties on whom we rely), disruption of routine business operations, and unauthorized release of confidential customer information. The risk of cyber-attacks may be higher during periods of geopolitical turmoil. Due to the increasing sophistication of cyber-attacks, a cybersecurity breach could occur and persist for an extended period of time without detection.

Systems failures and cybersecurity incidents affecting us, our affiliates, intermediaries, service providers, and other third parties on whom we rely may interfere with our ability to process contract transactions and calculate contract values. Systems failures and cybersecurity breaches may cause the release or possible destruction of confidential customer and/or business information, impede order processing or cause other operational issues, subject us and our service providers and intermediaries to regulatory fines, litigation, and financial losses, and/or cause reputational damage.

The preventative actions we take to reduce the frequency and severity of cybersecurity incidents and protect our computer systems may be insufficient to prevent a cybersecurity breach from impacting our operations or your contract value. There can be no assurance that we or our service providers and intermediaries will be able to avoid cybersecurity breaches affecting your contract.

In addition, we are also exposed to risks related to natural and man-made disasters, including, but not limited to, storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, which could adversely affect our ability to conduct business. A natural or man-made disaster, including a pandemic (such as COVID-19), could affect the ability of our employees or the employees of our service providers to perform their job responsibilities. They could interfere with our processing of contract transactions, including processing orders from owners, impact our ability to calculate contract value, or have other adverse impacts on our operations. These events may also negatively affect the our service providers and intermediaries. There can be no assurance that we or our service providers and intermediaries will be able to avoid negative impacts associated with natural and man-made disasters.

THE COMPANY

Voya Retirement Insurance and Annuity Company (the “Company,” “we,” “us” or “our”) issues the contracts described in this Prospectus and is responsible for providing each contract’s insurance and annuity benefits. All guarantees and benefits provided under the contracts are subject to the claims paying ability of the Company and our general account. We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Prior to January 1, 2002, the Company was known as Aetna Life Insurance and Annuity Company. From January 1, 2002, until August 31, 2014, the Company was known as ING Life Insurance and Annuity Company.

We are an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya”), which until April 7, 2014, was known as ING U.S., Inc. In May, 2013 the common stock of Voya began trading on the New York Stock Exchange under the symbol “VOYA.”

We are engaged in the business of selling life insurance and annuities and providing financial services in the United States. We are authorized to conduct business in all states, the District of Columbia, Guam, Puerto Rico and the Virgin Islands. We are obligated to pay all amounts promised under the Contracts, subject to our financial strength and claims-paying ability.

Our principal executive offices are located at:

One Orange Way
Windsor, CT 06095-4774

Separate Account. Purchase payments received under the contract and allocated to Guaranteed Terms will be deposited to and accounted for in a nonunitized separate account that we established under Connecticut law. A nonunitized separate account is a separate account in which you do not participate in the performance of the assets through unit values or any other interest.

Persons allocating amounts to the nonunitized separate account do not receive a unit value of ownership of assets accounted for in the separate account. The assets accrue solely to our benefit and we bear the entire risk of investment gain or loss. All of our obligations due to allocations to the nonunitized separate account are contractual guarantees we have made and are accounted for in the separate account. All of our general assets are available to meet the guarantees under the contracts. However, to the extent provided for in the applicable contracts, assets of the nonunitized separate account are not chargeable with liabilities arising out of any other business we conduct. Income, gains or losses of the separate account are credited to or charged against the assets of the separate account without regard to other income, gains or losses of the Company.

GUARANTEED TERMS AND GUARANTEED INTEREST RATES

The contract offers fixed interest options called Guaranteed Terms. On the application or enrollment form, you select the Guaranteed Term(s) you want to invest in from among the Guaranteed Terms we offer at that time. Your purchase payment earns interest at the Guaranteed Interest Rate applicable to that Guaranteed Term.  Information regarding the features of each currently offered Guaranteed Term, including (i) its name, (ii) its term, and (iii) its Guaranteed Minimum Interest Rate, is available in an appendix to this Prospectus.  See “Appendix A: Fixed Interest Options Available Under the Contract.”

A Market Value Adjustment may apply if you withdraw Account Value from a Guaranteed Term prior to maturity  (other than under a systematic distribution option). You can lose a significant amount of money if you withdraw or transfer money from a Guaranteed Term prior to the end of the Guaranteed Term. A Market Value Adjustment may also apply if you initiate income phase payments before the end of your Guaranteed Term (positive or negative MVA for a nonlifetime payment option; positive MVA only for a lifetime payment option), if we terminate the contract because your account value is less than $2,500, or upon payments of a death benefit death of the annuitant, if paid more than six months following death, or if the death benefit is paid upon the death of a person other than the annuitant). See “FEES, CHARGES AND ADJUSTMENTS.”

Guaranteed Terms

Start Date. Guaranteed Terms always start on the first Business Day of the month.

Length. Guaranteed Terms are offered at our discretion for various lengths of time ranging up to and including ten years.

Minimum Payments. Your single purchase payment must be at least $10,000. You may divide your single purchase payment among any of the various Guaranteed Terms we offer, but you must invest at least $1,000 in any single Guaranteed Term.

Guaranteed Interest Rates. We state the Guaranteed Interest Rates as an effective annual rate of return. In other words, we credit the interest you earn on your purchase payment at a rate that provides the guaranteed rate of return over a one-year period, assuming you make no withdrawals. Guaranteed Interest Rates will never be less than the Guaranteed Minimum Interest Rate of three percent (3%) as stated in the contract. We reserve the right to offer, from time to time, Guaranteed Interest Rates to prospective investors that are higher than those offered to current contract holders with respect to Guaranteed Terms of the same duration.

One Guaranteed Term/Multiple Guaranteed Interest Rates. More than one Guaranteed Interest Rate may be applicable during a Guaranteed Term greater than one year. For example, a Guaranteed Term of five years may apply one Guaranteed Interest Rate for the first year, a different Guaranteed Interest Rate for the next two years, and a third Guaranteed Interest Rate for the last two years. You may not select a Guaranteed Term with multiple Guaranteed Interest Rates if your contract is issued in the State of New York.

Example of Interest Crediting at the Guaranteed Interest Rate. The example below shows how interest is credited during a Guaranteed Term. The hypothetical Guaranteed Interest Rate used in this example is illustrative only and is not intended to predict future Guaranteed Interest Rates to be offered under the contract. Actual Guaranteed Interest Rates offered may be more or less than those shown. The example assumes no withdrawals of any amount during the entire seven-year Guaranteed Term illustrated. The example does not reflect any Market Value Adjustment, federal income taxes, possible tax penalties, or deductions of any early withdrawal charge, premium taxes, or maintenance fees. See “WITHDRAWALS,” “FEES, CHARGES AND ADJUSTMENTS” and “FEDERAL TAX CONSIDERATIONS.”

Example:

Purchase payment: $20,000.00
Guaranteed term: 7 years
Guaranteed interest rate: 6.00% per year

The Guaranteed Interest Rate is applied in this example by using the formula:

1 + the Guaranteed Interest Rate = 1.06

Account Value at End of Each Contract Year	Interest Earned at End of Each Contract Year
Contract year 1 = $21,200.00 ($20,000.00 x 1.06)	Interest at end of contract year 1 = $1,200.00

Contract year 2 = $22,472.00 ($21,200.00 x 1.06)	Interest at end of contract year 2 = $1,272.00

Contract year 3 = $23,820.32 ($22,472.00 x 1.06)	Interest at end of contract year 3 = $1,348.32

Contract year 4 = $25,249.54 ($23,820.32 x 1.06)	Interest at end of contract year 4 = $1,429.22

Contract year 5 = $26,764.51 ($25,249.54 x 1.06)	Interest at end of contract year 5 = $1,514.97

Contract year 6 = $28,370.38 ($26,764.51 x 1.06)	Interest at end of contract year 6 = $1,605.87

End of Guaranteed Term = $30,072.61 ($28,370.38 x 1.06)	Interest at end of contract year 7 = $1,702.23

Total interest credited in Guaranteed Term = $10,072.61 ($30,072.61 - $20,000.00)

Determination of Guaranteed Interest Rates. We will periodically determine the guaranteed interest rates we offer at our sole discretion. We have no specific formula for determining the rate of interest we will declare as future guaranteed interest rates. Our determination of guaranteed interest rates is influenced by, but does not necessarily correspond with, interest rates available on the types of debt instruments in which we intend to invest the amounts attributable to the contract. The Company’s management will also consider various factors in determining guaranteed interest rates for a given guaranteed term, including some or all of the following:
Regulatory and tax requirements;
Sales commissions;
Administrative expenses;
General economic trends; and
Competitive factors.

The Company’s management determines the guaranteed interest rates we will offer. We cannot predict nor guarantee future levels of guaranteed interest rates above the contractually guaranteed minimum rate nor guarantee what rates will be offered in the future.

YOUR CHOICES AT THE END OF A GUARANTEED TERM

At least 18 calendar days prior to the end of a Guaranteed Term, you will receive advance notice of the maturing Guaranteed Term. This notice will disclose how you may provide instructions on reallocating Contract value at the end of the term, and any automatic default reallocation in the absence of such instructions. At the end of a Guaranteed Term, you can do three things with the amount you have accumulated for that Guaranteed Term:
•	Reinvest all or part of it in another Guaranteed Term;
•	Withdraw all or part of it; or
•	Use all or part of it to start your income phase payments.

These choices can also be combined. For example, you can withdraw part of the amount you have accumulated and reinvest the balance or reinvest part and use the balance to start income phase payments. Each of these choices has certain consequences, which you should consider carefully. For a full list of Guaranteed Term options available and their rates, please contact Customer Service at 1-800-548-6001. See “WITHDRAWALS,” “INCOME PHASE” and “FEDERAL TAX CONSIDERATIONS.”

Requesting Your Choice. Once you decide what you want to do with your account value for that Guaranteed Term, you must advise us of your decision by completing an election form. You may request a copy of the form by contacting Customer Service at 1-800-584-6001. We must receive your completed election form at least five days prior to the end of the Guaranteed Term to which it applies.

If we do not receive your properly completed election form in time, or you do not submit an election form, your account value at the end of the Guaranteed Term will be automatically reinvested in the following manner:
•	For a Guaranteed Term equal to the Guaranteed Term just ended;
•	If no such Guaranteed Term is available, for the Guaranteed Term with the next shortest duration; or
•	If no such shorter Guaranteed Term is available, for the Guaranteed Term with the next longest duration.

Your account value will then earn interest at the Guaranteed Interest Rate applicable to the Guaranteed Term automatically selected for you. We will mail a confirmation statement to you the next business day after the completion of the just-ended Guaranteed Term advising you of the new Guaranteed Term and Guaranteed Interest Rate.

PURCHASING THE CONTRACT

Contract Type. The contract is no longer available for purchase. The contract was available to be purchased as one of the following:
(1)	A nonqualified deferred annuity;
(2)	A rollover to a traditional individual retirement annuity (“IRA”) under Tax Code section 408(b); (limitations apply); or
(3)	A rollover to a Roth IRA under Tax Code section 408A (limitations apply).

Additional Payments. You may not make any additional purchase payments under an existing contract.

What Happens to Your Purchase Payment?  When we accepted your application or enrollment form, your purchase payment became part of our general assets and was credited to an account established for you. You started earning interest on your purchase payment beginning on the effective date of the contract, which was the date your purchase payment was credited. During the period of time between the date your purchase payment was credited and the start of the Guaranteed Term you selected, your purchase payment earned interest at the Guaranteed Interest Rate applicable to the Guaranteed Term you selected.

Contract Ownership and Rights

Who Owns the Contract? The Contract Holder.

Who Owns Money Accumulated Under the Contract? If the Contract Holder directs that we establish an account for you, you have the right to the value of your account (your Account Value) to the extent provided by the plan.

Who Holds Rights Under the Contract? The Contract Holder, usually your employer, holds all rights under the Contract. The Contract Holder’s plan, which you participate in, may permit you to exercise some of those rights.

Transfer of Ownership; Assignment

The Tax Code restricts the assignment of Contracts. In the limited situations in which a Contract may be assigned, an assignment of a Contract will only be binding on us if it is made in writing and sent to Customer Service. We will use reasonable procedures to confirm that the assignment is authentic, including verification of signature. If we fail to follow our own procedures, we will be liable for any losses to you directly resulting from the failure. Otherwise, we are not responsible for the validity of any assignment. The rights of the Contract Holder and the interest of the Annuitant and any Beneficiary will be subject to the rights of any assignee we have on our records.

FEES, CHARGES AND ADJUSTMENTS

The fees and charges we assess and the deductions we make under the contract are in consideration for:  (i) the services and benefits we provide; (ii) the costs and expenses we incur; and (iii) the risks we assume. The fees and charges deducted under the contract may result in a profit to us.

The following fees, charges and adjustments may impact your account value or the death benefit payable during the accumulation phase:
•	Early Withdrawal Charge, other than under a systemic value adjustment, (see below);
•	Maintenance Fee (see below);
•	Premium Taxes (see below); and
•	Market Value Adjustment (see “MARKET VALUE ADJUSTMENT”).

Early Withdrawal Charge

Withdrawals of all or a portion of your account value may be subject to a charge. In the case of a partial withdrawal where you request a specified dollar amount, the amount withdrawn from your account will be the amount you specified plus adjustment for any applicable early withdrawal charge. If a death benefit is paid upon the death of an Owner who is not the Annuitant, the payment is subject to the early withdrawal charge.

Amount. The amount is a percentage of the purchase payment you withdraw. The percentage will be determined by the early withdrawal charge schedule below.

Purpose. This is a deferred sales charge. It reimburses some of our sales and administrative expenses associated with the contract.

Early Withdrawal Charge Schedule:

Years since purchase payment credited:	0	1	2	3	4	5	6	7

Fee as a percentage of payment withdrawn:	7%	7%	6%	6%	5%	4%	2%	0%

How We Apply the Schedule. For purposes of applying the early withdrawal charge, all time periods are measured from the date your purchase payment is credited, even if you reinvest all or part of your account value in another Guaranteed Term. Once the early withdrawal charge declines to 0%, it no longer applies, regardless of how long you own the contract.

The early withdrawal charge applies only to withdrawals of your purchase payment. However, for the purposes of this charge, we assume you are withdrawing all or part of your purchase payment first (not your earnings). This assumption is not made for tax purposes. See “FEDERAL TAX CONSIDERATIONS.”

Example. Assume the first Guaranteed Term you select is for five years. Further assume that at the end of this five-year Guaranteed Term, you decide to reinvest your account value for another Guaranteed Term of four years. Assume you then make a withdrawal (but not a special withdrawal, as described below) during the second year of the new Guaranteed Term. Because six years have passed since your purchase payment was credited, you would pay a 2% early withdrawal charge, even though you could have withdrawn all or part of your account value at the end of the first five-year Guaranteed Term without paying an early withdrawal charge. See “Waiver of Charge,” below. However, if you make a withdrawal during the third year of the new Guaranteed Term, or anytime thereafter, you would pay no early withdrawal charge, because seven years would have passed since your purchase payment was credited.

Special Withdrawals. After 12 months from the contract effective date, you may make one withdrawal equal to 10% or less of your account value during any calendar year, valued at the time we receive your withdrawal request in writing, and we will not deduct any early withdrawal charge. This special withdrawal is subject to the following restrictions:
•	It applies only to the first withdrawal each calendar year;
•	All subsequent withdrawals that calendar year are subject to an early withdrawal charge, even if you did not withdraw the full 10% with your first withdrawal; and
•	If your first withdrawal of the calendar year is in excess of 10% of your account value, the excess amount is subject to an early withdrawal charge.

Waiver of Charge. The early withdrawal charge is waived for amounts that are:
•
Withdrawn at the end of a Guaranteed Term, provided that at least five days prior to the end of that Guaranteed Term we receive your withdrawal request in writing. (If you reinvest those amounts in another Guaranteed Term, future withdrawals will be subject to an early withdrawal charge as described above.);

•	A full surrender of the account, where the current value of the account is $2,500 or less, provided that no withdrawal has been made from your account during the prior 12 months;
•	Withdrawn due to your election of a systematic distribution option (see “SYSTEMATIC DISTRIBUTION OPTIONS”); or
•	Withdrawn due to an involuntary termination. This may occur if your account value is less than $2,500. See “OTHER TOPICS ‒ Involuntary Terminations.”

Nursing Home Waiver. If approved in your state, you may withdraw all or a portion of your account value without an early withdrawal charge if all of the following conditions are met:
•	More than one account year has elapsed since the date your purchase payment was credited;
•	The annuitant, designated under the contract, has spent at least 45 consecutive days in a licensed nursing facility (in New Hampshire, the facility may be non-licensed); and
•
The withdrawal is requested within three years of the designated annuitant’s admission to a licensed nursing facility (in Oregon there is no three year limitation and in New Hampshire, the facility may be non-licensed).

We will not waive the early withdrawal charge if the annuitant was in a licensed nursing care facility at the time you purchased the contract. The nursing home waiver may not be available in all states.

Market Value Adjustment and Taxation. Except for withdrawals at the end of a Guaranteed Term as noted above, and withdrawals under a systematic distribution option, a Market Value Adjustment is applicable to any amounts you withdraw and may result in a negative adjustment to the amount of your withdrawal. Regardless of when or how withdrawals are taken, you may also be required to pay taxes and tax penalties. See “FEDERAL TAX CONSIDERATIONS.”

Annual Maintenance Fee

Currently, we do not charge a maintenance fee. However, prior to the time you enter the income phase, an annual maintenance fee may be deducted from your account value on each anniversary of the contract’s effective date and if you make a full withdrawal from the contract. The terms and conditions under which the maintenance fee may be deducted are stated in the contract. A maintenance fee would be used to reimburse us for our administrative expenses relating to establishing and maintaining the contract.

Premium Taxes

Maximum Amount. Some states and municipalities charge a premium tax on annuities. These taxes currently range from 0% to 4%, depending upon the jurisdiction.

When/How. We reserve the right to deduct a charge for premium taxes from your account value or from your payment to the account at any time, but not before there is a tax liability under state law. For example, we may deduct a charge for premium taxes at the time of a complete withdrawal or we may reflect the cost of premium taxes in our income phase payment rates when you commence income phase payments. If, at your death, your beneficiary elects to receive a lump-sum distribution, a charge may be deducted for any premium taxes paid on your behalf for which we have not been reimbursed. If we deduct premium taxes from your purchase payment, the amount invested in a Guaranteed Term will be equal to the amount of your purchase payment reduced by any applicable premium tax.

Market Value Adjustment

Purpose of the MVA. If you make an early withdrawal from the contract, we may need to liquidate certain assets or use existing cash flow that would otherwise be available to invest at current interest rates. The assets we may liquidate to provide your withdrawal amount may be sold at a profit or a loss, depending upon market conditions. To lessen this impact on us, certain withdrawals are subject to an MVA. The purpose of the MVA is to transfer this risk from us to you. If you remove Account Value from a Guaranteed Term prior to maturity, you may be subject to a Market Value Adjustment that could result in a loss of up to 100% of your Account Value in the Guaranteed Term.

What is an MVA?  In certain situations described below, including when you make a withdrawal before the end of a Guaranteed Term, we will calculate an MVA and either add or deduct that value from the amount withdrawn. The calculation we use to determine the MVA reflects the change in the value of your investment due to changes in interest rates since the start of the Guaranteed Term under the contract. When these interest rates increase, the value of the investment decreases, and the MVA amount may be negative and cause a deduction from your withdrawal amount. Conversely, when these interest rates decrease, the value of the investment increases, and the MVA amount may be positive and cause an increase in your withdrawal amount.

For a further explanation of how the MVA is calculated, see the Statement of Additional Information.

When Does an MVA Apply?  An MVA will apply when:
•
You request a withdrawal before the end of a Guaranteed Term (except withdrawals under a Systematic Distribution Option). In this case the withdrawal amount may be increased or decreased by the application of the MVA.

•
You initiate income phase payments before the end of your Guaranteed Term. In this case an MVA may be applied to any amounts used to start income phase payments. While either a positive or negative MVA may apply to amounts used to start a nonlifetime payment option, only a positive MVA will apply to amounts used to start a lifetime payment option. See “INCOME PHASE.”

•	We terminate the contract because your account value is less than $2,500.
•	A death benefit is paid upon the death of the annuitant, more than six months after the annuitant’s death. See “DEATH BENEFIT.”
•	A death benefit is paid upon the death of a person other than the annuitant.

When Does an MVA Not Apply?  An MVA will not be applied to:
•	Withdrawals under SWO or ECO as described in “SYSTEMATIC DISTRIBUTION OPTIONS.”
•	A death benefit payable upon death of an annuitant, if paid within six months of the annuitant’s death. See “DEATH BENEFIT.”
•
Amounts withdrawn at the end of a Guaranteed Term, provided that at least five days prior to the end of that Guaranteed Term we receive your withdrawal request in writing. The MVA, however, remains applicable to any amount you reinvest for another Guaranteed Term.

On any day, if you wish to obtain the current Market Value Adjustment, you may contact us at 1-800-531-4547. Your Market Value Adjustment is calculated at the end of each Business Day. Because the MVA can fluctuate daily the value provided at the time you contact us may be more or less than the MVA that applies on the Business Day that we process your withdrawal. A negative MVA may reduce the amount you receive on a withdrawal or partial withdrawal.]

WITHDRAWALS

You may withdraw all or part of your account value at any time during the accumulation phase. Amounts are withdrawn on a pro-rata basis from each of the Guaranteed Terms under the contract. You may request that we inform you in advance of the amount payable upon a withdrawal.

Steps for Making a Withdrawal

•	Select the withdrawal amount.
(1)
Full Withdrawal: You will receive, reduced by any required withholding tax, your account value, plus or minus any applicable Market Value Adjustment, and minus any applicable early withdrawal charge and annual maintenance fee.

(2)
Partial Withdrawal (Percentage or Specified Dollar Amount): You will receive, reduced by any required withholding tax, the amount you specify, subject to the value available in your account. However, the amount actually withdrawn from your account will be adjusted for any applicable early withdrawal charge and any positive or negative Market Value Adjustment, and accordingly, may be more or less than the amount requested.

•	Properly complete a disbursement form and submit it to Customer Service.

Delivery of Payment. Payment of withdrawal requests will be made in accordance with the SEC’s requirements. Normally, payment will be sent not later than seven days following our receipt of the disbursement form in good order. Generally, a request is considered to be in “good order” when it is signed, dated and made with such clarity and completeness that we are not required to exercise any discretion in carrying it out. However, under certain emergency situations, we may defer payment of any withdrawal for a period not exceeding six months from the date we receive your withdrawal request.

Taxes, Fees and Deductions. Amounts withdrawn may be subject to one or more of the following:
•
Early Withdrawal Charge: Withdrawals of all or a portion of your account may be subject to an early withdrawal charge. This is a deferred sales charge that reimburses us for some of the sales and administrative expenses associated with the contract. See “FEES ‒ Early Withdrawal Charge.”

•	Annual Maintenance Fee: If you make a full withdrawal from the contract, we may deduct any applicable annual maintenance fee. See “FEES ‒ Annual Maintenance Fee.”
•
Market Value Adjustment: The MVA reflects changes in interest rates since the start of the Guaranteed Term. The MVA may be positive or negative. If you make a withdrawal before the end of a Guaranteed Term, we will calculate an MVA and the amount withdrawn will be adjusted for any applicable positive or negative MVA. See “MARKET VALUE ADJUSTMENT.”

•	Tax Penalty: If you make a withdrawal before you attain age 59½, the amount withdrawn may be subject to a 10% penalty tax. See “FEDERAL TAX CONSIDERATIONS.”
•	Tax Withholding: Amounts withdrawn may be subject to withholding for federal income taxes. See “FEDERAL TAX CONSIDERATIONS.”
All applicable fees and deductions are deducted from the amount of your withdrawal in accordance with the terms of the contract. Any Market Value Adjustment applicable to your withdrawal, taxes, fees and deductions may either increase or decrease the amount paid to you. To determine which may apply, refer to the appropriate sections of this Prospectus, contact your local representative or call Customer Service at the number listed in “CONTRACT OVERVIEW.”

SYSTEMATIC DISTRIBUTION OPTIONS

Features of a Systematic Distribution Option

A systematic distribution option allows you to receive regular payments from the contract without moving into the income phase. By remaining in the accumulation phase, certain rights and flexibility not available during the income phase are retained. These options may be exercised at any time during the accumulation phase of the contract. There is no additional fee for the systematic distribution options.

The following systematic distribution options may be available:

•
Systematic Withdrawal Option (“SWO”). SWO is a series of automatic partial withdrawals from your account based on a payment method you select. It is designed for those who want a periodic income while retaining investment flexibility for amounts accumulated under the contract.

SWO allows you to withdraw either a specified amount or a specified percentage of the contract’s value, or to withdraw amounts over a specified time period that you determine, within certain limits described in the contract. SWO payments can be made on a monthly or quarterly basis, and the amount of each payment is determined by dividing the designated annual amount by the number of payments due each calendar year. SWO payments are withdrawn pro-rata from each of the Guaranteed Terms under the contract.

Under a contract purchased as a traditional IRA, if the SWO payment for any year is less than the required minimum distribution under the Tax Code, the SWO payment will be increased to an amount equal to the minimum distribution amount.

If you participate in SWO, you may not utilize a special withdrawal to make additional withdrawals from the contract. See “FEES ‒ Special Withdrawals.”

•	Estate Conservation Option (“ECO”). ECO offers the same investment flexibility as SWO, but is designed for those who want to receive only the minimum distribution the Tax Code requires each year.

Under ECO, we calculate the minimum distribution amount required by law, and pay you that amount once a year. ECO is not available under nonqualified contracts or under Roth IRA contracts. ECO payments are withdrawn pro-rata from each of the Guaranteed Terms under the contract.

We will, upon request, inform you in advance of the amount payable under ECO.

If you participate in ECO, you may not utilize a special withdrawal to make additional withdrawals from the contract. See “FEES, CHARGES AND ADJUSTMENTS ‒ Special Withdrawals.”

•
Other Systematic Distribution Options. We may add additional systematic distribution options from time to time. You may obtain additional information relating to any of the systematic distribution options from your local representative or from Customer Service.

Availability. If allowed by applicable law, we reserve the right to discontinue the availability of one or all of the systematic distribution options for new elections at any time and to change the terms of future elections.

Eligibility. To exercise one of these options you must meet certain age criteria and your account value must meet certain minimum requirements. To determine if you meet the age and account value criteria and to assess terms and conditions that may apply, contact your local representative or Customer Service.

Termination. You may revoke a systematic distribution option at any time by submitting a written request to Customer Service. However, once cancelled, you or your spousal beneficiary may not elect SWO again. In addition, once cancelled, ECO may not be elected again until 36 months have elapsed.

Deductions and Taxation. When you elect a systematic distribution option, your account value remains in the accumulation phase and subject to the applicable charges and deductions described in “FEES.” However, we will not apply an early withdrawal charge or Market Value Adjustment to any part of your account value paid under SWO or ECO. Taking a withdrawal through a systematic distribution option may have tax consequences. If you are concerned about tax implications consult a tax and/or legal adviser before one of these options is elected. See “FEDERAL TAX CONSIDERATIONS.”

BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes information about the benefits available under the Contract:

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Account Value Death Benefit	Death benefit is your Account Value, subject to any applicable Market Value Adjustments.	Standard	No additional fee for this benefit.
• If death benefit is paid more than six months after the date of death of the annuitant, Account Value is adjusted by any applicable Market Value Adjustment(s)
• If death benefit is paid upon the death of an Owner who is not the Annuitant, Account Value is adjusted by any applicable Market Value Adjustment(s)
• If death benefit is paid upon the death of an Owner who is not the Annuitant, payment is subject to Withdrawal Charges

Systematic Distribution Options	Allows you to receive regular payments from your account without moving into the Income Phase.	Standard	No additional fee for this benefit.
• You must meet certain age criteria and your account value must meet certain minimum requirements
• We reserve the right to discontinue the availability of one or all of the systematic distribution options for new elections at any time and to change the terms of future elections

DEATH BENEFIT

During the Accumulation Phase

Who Receives the Benefit?  If you or the annuitant die during the accumulation phase, a death benefit will be paid to your beneficiary in accordance with the terms of the contract subject to the following:
•
Upon the death of a joint contract holder, the surviving joint contract holder will be deemed the designated beneficiary, and any other beneficiary on record will be treated as the beneficiary at the death of the surviving joint contract holder;

•	If you are not a natural person, the death benefit will be payable at the death of the annuitant designated under the contract or upon any change of the annuitant; and
•	If you die and no beneficiary exists, the death benefit will be paid in a lump sum to your estate.

Designating a Beneficiary(ies). You may designate a beneficiary on your application or enrollment form, or by providing a written request in good order to Customer Service. Generally, a request is considered to be in “good order” when it is signed, dated and made with such clarity and completeness that we are not required to exercise any discretion in carrying it out.

Calculation of the Benefit. The death benefit is calculated as of the date proof of death and the beneficiary’s right to receive the death benefit are received in good order at Customer Service. The amount of the death benefit is determined as follows:
•	If the death benefit is paid within six months of the death of the annuitant, the amount equals your account value;
•
If the death benefit is paid more than six months after the date of death of the annuitant, or if paid upon your death and you are not the annuitant, it equals your account value as adjusted by any applicable Market Value Adjustment; and

•	If you are not the annuitant, the death benefit payable may be subject to an early withdrawal charge.

Benefit Payment Options. If you are the annuitant and you die before income phase payments begin, or if you are not a natural person and the annuitant dies before income phase payments begin, any beneficiary under the contract who is an individual has several options for receiving payment of the death benefit. The death benefit may be paid:
•	In one lump-sum payment;
•	In accordance with any of the available income phase payment options. See “INCOME PHASE ‒ Income Phase Payment Options;” or
•	In certain circumstances, your beneficiary, spousal beneficiary or joint contract holder may have the option to continue the contract rather than receive the death benefit.

Unless the beneficiary elects otherwise, lump-sum payments will generally be made into an interest bearing retained asset account that is backed by our general account. This account is not FDIC insured and as part of our general account, is subject to the claims of our creditors. Beneficiaries that receive death benefit distributions through this account may access the entire proceeds at any time without penalty through a draftbook feature. The beneficiary may access the entire death benefit proceeds at any time through the draftbook without penalty. Interest credited on this account may be less than you could earn if the lump-sum payment was invested outside of the contract. Additionally, interest credited on this account may be less than under other settlement options available through the contract, and the Company seeks to earn a profit on this account.

At the time of death benefit election, the beneficiary may elect to receive the death benefit proceeds directly by check rather than through the retained asset account draftbook feature by notifying us at the address shown in the “OTHER TOPICS - Inquiries” section of this Prospectus.

Taxation. The Tax Code requires distribution of death benefit proceeds within a certain period of time. Failure to begin receiving death benefit payments within those time periods can result in tax penalties. Regardless of the method of payment, death benefit proceeds will generally be taxed to the beneficiary in the same manner as if you had received those payments. See “FEDERAL TAX CONSIDERATIONS” for additional information.

Change of Beneficiary. You may change the beneficiary previously designated at any time by submitting notice in writing to Customer Service. The change will not be effective until we receive and record it.

INCOME PHASE

During the income phase you receive payments from your accumulated account value. You may apply all or a portion of your account value to provide these payments. Income phase payments are made to you or you can, subject to availability, request that payments be deposited directly to your bank account. After your death, we will send your designated beneficiary any income phase payments still due. You may be required to pay taxes on all or a portion of the income phase payments you receive. See “FEDERAL TAX CONSIDERATIONS.”

Partial Entry into the Income Phase. You may elect a payment option for a portion of your account value, while leaving the remaining portion in a Guaranteed Term(s). Whether the Tax Code considers such payments taxable as annuity payments or as withdrawals is currently unclear; therefore, you should consult with a tax and/or legal adviser before electing this option.

Initiating Income Phase Payments. At least 30 days prior to the date you want to start receiving income phase payments, you must notify us in writing of the following:
•	Start date;
•	Payment option (see the payment options table in this section); and
•	Payment frequency (i.e., monthly, quarterly, semi-annually or annually).

The account will continue in the accumulation phase until you properly initiate income phase payments. You may change your payment option election up to 30 days before income phase payments begin. Once you elect for income phase payments to begin, you may not elect a different payment option or elect to receive a lump-sum payment.

Frequency and Duration. Note that the frequency and duration you select will have a direct impact on the level of payment you receive per payment period. Generally, a more frequent payment period (i.e. monthly instead of annually) or a longer duration will result in a lower level of payment per payment period, though the size of the payment will depend on the value accrued in the accumulation phase of the contract.

Withdrawals No Longer Available. Once you initiate the Income Phase, withdrawal of contract values will no longer be possible.

What Affects Income Phase Payment Amounts?  Some of the factors that may affect payment amounts include your age, your gender, your account value, the payment option selected and number of guaranteed payments (if any) selected.

Minimum Income Phase Payment Amounts. The payment option you select must result in one or both of the following:
•	A first payment of at least $50; or
•	Total yearly payments of at least $250.

If your account value is too low to meet these minimum payment amounts, you must elect a lump-sum payment. We reserve the right to increase the minimum payment amount based upon increases in the Consumer Price Index ‒ Urban.

Payment Start Date. Income phase payments may start any time after the first year of the contract, and will start the later of the annuitant’s 85th birthday or the tenth anniversary of your purchase payment, unless you elect otherwise.

Regardless of your income phase payment start date, your income phase payments will not begin until you have selected an income phase payment option. Failure to select a payment option by your payment start date, or postponement of the start date past the later of the annuitant’s 85th birthday or the tenth anniversary of your purchase payment, may have adverse tax consequences. You should consult with a tax and/or legal adviser if you are considering either of these courses of action.

Payment Length. If you choose a lifetime income phase payment option with guaranteed payments, the age of the annuitant plus the number of years for which payments are guaranteed must not exceed 95 at the time payments begin. Additionally, federal income tax requirements currently applicable to traditional IRAs provide that the period of years guaranteed may not be greater than the joint life expectancies of the payee and his or her designated beneficiary.

Charges Deducted. No early withdrawal charge will be applied to amounts used to start income phase payments, although a Market Value Adjustment may be applicable.

Market Value Adjustment. If your income phase payments start before the end of your Guaranteed Term, a Market Value Adjustment will be applied to any amounts used to start income phase payments. If you select a lifetime payment option, only a positive Market Value Adjustment will be applied. See “MARKET VALUE ADJUSTMENT.”

Death Benefit During the Income Phase. Upon the death of either the annuitant or the surviving joint annuitant, the amount payable, if any, to your beneficiary depends on the payment option currently in force. Any amounts payable must be paid at least as rapidly as under the method of distribution in effect at the annuitant’s death. If you die and you are not the annuitant, any remaining payments will continue to be made to your beneficiary at least as rapidly as under the method of distribution in effect at your death.

Taxation. To avoid certain tax penalties, you or your beneficiary must meet the distribution rules imposed by the Tax Code. See “FEDERAL TAX CONSIDERATIONS.”

Income Phase Payment Options

The following table lists the income phase payment options and accompanying death benefits that may be available during the income phase. We may offer additional payment options under the contract from time to time.

Terms used in the tables:

Annuitant: The person(s) on whose life expectancy the income phase payments are calculated.

Beneficiary:  The person designated to receive the death benefit payable under the contract.

Lifetime Income Phase Payment Options
Life Income
Length of Payments: For as long as the annuitant lives. It is possible only one payment will be made should the annuitant die prior to the second payment’s due date.
Death Benefit ‒ None:  All payments end upon the annuitant’s death.

Life Income ‒ Guaranteed Payments
Length of Payments: For as long as the annuitant lives, with payments guaranteed for your choice of 5, 10, 15, or 20 years, or other periods specified in the contract.
Death Benefit:  If the annuitant dies before we have made all the guaranteed payments, payments will continue to the beneficiary.

Life Income ‒ Two Lives
Length of Payments: For as long as either annuitant lives. It is possible only one payment will be made if both the annuitant and joint annuitant die before the second payment’s due date.
Continuing Payments: When you select this option, you will also choose either:
(a) 100%, 66⅔%, or 50% of the payment to continue to the surviving annuitant after the first death; or
(b) 100% of the payment to continue to the first annuitant on the second annuitant’s death; and 50% of the payment to continue to the second annuitant on the first annuitant’s death.
Death Benefit ‒ None:  Payments cease upon the death of both annuitants.

Life Income ‒ Two Lives ‒ Guaranteed Payments
Length of Payments: For as long as either annuitant lives, with payments guaranteed for a minimum of 120 months, or other periods specified in the contract.
Continuing Payments:  100% of the payment will continue to the surviving annuitant after the first death.
Death Benefit:  If both annuitants die before the guaranteed payments have all been paid, payments will continue to the beneficiary.

Nonlifetime Income Phase Payment Options
Nonlifetime ‒ Guaranteed Payments
Length of Payments: Payments will continue for your choice of 10 through 30 years (or other periods specified in the contract).
Death Benefit: If the annuitant dies before we make all the guaranteed payments, payment will continue to the beneficiary.

FEDERAL TAX CONSIDERATIONS

Introduction

The contract described in this Prospectus is designed to be treated as an annuity for U.S. federal income tax purposes. This section discusses our understanding of current federal income tax laws affecting the contract. The U.S. federal income tax treatment of the contracts is complex and sometimes uncertain. You should keep the following in mind when reading this section:
•	Your personal tax situation (or the personal tax situation of the beneficiary, as applicable) determines the federal taxation of amounts held or paid out under the contract;
•	Tax laws change. It is possible that a change in the future could affect contracts issued in the past, including the contract described in this Prospectus;
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This section addresses some, but not all, applicable federal income tax rules and generally does not discuss federal estate and gift tax implications, state and local taxes, or any other tax provisions;

•	We do not make any guarantee about the tax treatment of the contract or transactions involving the contract; and
•	No assurance can be given that the IRS or Treasury would not assert, or that a court would not sustain, a position contrary to any of those set forth below.

We do not intend this information to be tax advice. No attempt is made to provide more than a general summary of information about the use of the contract with non-tax-qualified and tax-qualified retirement arrangements, and the Tax Code may contain other restrictions and conditions that are not included in this summary. You should consult with a tax and/or legal adviser for advice about the effect of federal income tax laws, state tax laws or any other tax laws affecting the contract or any transactions involving the contract.

Types of Contracts: Nonqualified or Qualified

The contract described in this Prospectus may be purchased on a non-tax-qualified basis (nonqualified contracts) or on a tax-qualified basis (qualified contracts).

Nonqualified Contracts. Nonqualified contracts do not receive the same tax benefits as are afforded to contracts funding qualified plans. You may not deduct the amount of your purchase payments to a nonqualified contract. Rather nonqualified contracts are purchased with after-tax contributions, generally for retirement, with the right to receive annuity payments for either a specified period of time or over a lifetime.

Qualified Contracts. Qualified contracts are designed for use by individuals and/or employers whose purchase payments are comprised solely of proceeds from and/or contributions under retirement plans or programs that are intended to qualify as plans or programs entitled to special favorable income tax treatment under sections 408 or 408A of the Tax Code. Employers or individuals intending to use the contract with such plans should seek legal and/or tax advice.

Taxation of Nonqualified Contracts

Taxation of Gains Prior to Distribution or Annuity Starting Date

General. Tax Code Section 72 governs the federal income taxation of annuities in general. We believe that if you are a natural person (in other words, an individual) you will generally not be taxed on increases in the value of a nonqualified contract until a distribution occurs or until annuity payments begin. This assumes that the contract will qualify as an annuity contract for federal income tax purposes. For these purposes, the agreement to collaterally assign or pledge any portion of the contract value generally will be treated as a distribution. In order to be eligible to receive deferral of taxation, the following requirements must be satisfied:
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Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Tax Code requires a nonqualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of your death. The nonqualified contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued. When such requirements are clarified by regulation or otherwise, we intend to review such distribution provisions and modify them if necessary to assure that they comply with the applicable requirements;

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Non-Natural Owners of a Nonqualified Contract. If the owner of the contract is not a natural person (in other words, is not an individual), a nonqualified contract generally is not treated as an annuity for federal income tax purposes and the income on the contract for the taxable year is currently taxable as ordinary income. Income on the contract is any increase in the contract value over the “investment in the contract” (generally, the purchase payments or other consideration you paid for the contract less any nontaxable withdrawals) during the taxable year. There are some exceptions to this rule and a non-natural person should consult with a tax and/or legal adviser before purchasing the contract. When the contract owner is not a natural person, a change in the annuitant or death of the annuitant is treated as the death of the contract owner for purposes of the required distribution rules described above; and

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Delayed Annuity Starting Date. If the contract’s annuity starting date occurs (or is scheduled to occur) at a time when the annuitant has reached an advanced age (e.g., after age 95), it is possible that the contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the contract could be currently includible in your income.

Taxation of Distributions

General. When a withdrawal from a nonqualified contract occurs before the contract’s annuity starting date, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the contract value (unreduced by the amount of any surrender charge) immediately before the distribution over the contract owner’s investment in the contract at that time. A Market Value Adjustment, if applicable, could increase the contract value. Investment in the contract is generally equal to the amount of all purchase payments to the contract, plus amounts previously included in your gross income as the result of certain loans, collateral assignments or gifts, less the aggregate amount of non-taxable distributions previously made.

In the case of a surrender under a nonqualified contract, the amount received generally will be taxable only to the extent it exceeds the contract owner’s investment in the contract (cost basis).

10% Penalty Tax. A distribution from a nonqualified contract may be subject to a penalty tax equal to 10% of the amount treated as income. In general, however, there is no penalty tax on distributions:
•	Made on or after the taxpayer reaches age 59½;
•	Made on or after the death of a contract owner (the annuitant if the contract owner is a non-natural person);
•	Attributable to the taxpayer’s becoming disabled as defined in the Tax Code;
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Made as part of a series of substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary; or

•	The distribution is allocable to investment in the contract before August 14, 1982.

The 10% penalty tax does not apply to distributions from an immediate annuity as defined in the Tax Code. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax and/or legal adviser should be consulted with regard to exceptions from the penalty tax.

Tax-Free Exchanges. Section 1035 of the Tax Code permits the exchange of a life insurance, endowment or annuity contract for an annuity contract on a tax-free basis. In such instance, the “investment in the contract” in the old contract will generally carry over to the new contract. You should consult with a tax and/or legal adviser regarding procedures for making Section 1035 exchanges.

If your contract is purchased through a tax-free exchange of an annuity contract that was purchased prior to August 14, 1982, then any distributions other than annuity payments will be treated, for tax purposes, as coming:
•	First, from any remaining “investment in the contract” made prior to August 14, 1982 and exchanged into the contract;
•	Next, from any “income on the contract” attributable to the investment made prior to August 14, 1982;
•	Then, from any remaining “income on the contract;” and
•	Lastly, from any remaining “investment in the contract.”

In certain instances, the partial exchange of a portion of one annuity contract for another contract is a tax-free exchange Pursuant to IRS guidance, receipt of partial withdrawals or surrenders from either an original contract or the new contract during the 180 day period beginning on the date of the partial exchange may retroactively negate the partial exchange. If the partial exchange is retroactively negated, the partial withdrawal or surrender of the original contract may be treated as a withdrawal, taxable as ordinary income to the extent of gain in the original contract and, if the partial exchange occurred prior to you reaching age 59½, may be subject to an additional 10% penalty tax. We are not responsible for the manner in which any other insurance company, for tax reporting purposes, or the IRS, with respect to the ultimate tax treatment, reports or recognizes a partial exchange. We strongly advise you to discuss any proposed 1035 exchange or subsequent distribution within 180 days of a partial exchange with your tax and/or legal adviser prior to proceeding with the transaction.

Taxation of Annuity Payments. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each subsequent annuity payment is subject to tax as ordinary income.

Annuity contracts that are partially annuitized are treated as separate contracts with their own annuity starting date and exclusion ratio. Specifically, an exclusion ratio will be applied to any amount received as an annuity under a portion of the annuity contract provided that annuity payments are made for a period of ten years or more or for life. Please consult your tax and/or legal adviser before electing a partial annuitization.

Death Benefits. Amounts may be distributed from a contract because of your death or the death of the annuitant. Different distribution requirements apply if your death occurs:
•	After you begin receiving annuity payments under the contract; or
•	Before you begin receiving such distributions.

If your death occurs after you begin receiving annuity payments, distributions must be made at least as rapidly as under the method in effect at the time of your death.

If your death occurs before you begin receiving annuity payments, your entire balance must be distributed within five years after the date of your death. For example, if you die on September 1, 2024, your entire balance must be distributed by August 31, 2029. However, if distributions begin within one year of your death, then payments may be made over one of the following timeframes:
•	Over the life of the designated beneficiary; or
•	Over a period not extending beyond the life expectancy of the designated beneficiary.

If the designated beneficiary is your spouse, the contract may be continued with the surviving spouse as the new contract owner. If the contract owner is a non-natural person and the primary annuitant dies or is changed, the same rules apply as outlined above for the death of a contract owner.

Generally, amounts distributed from a contract because of your death or the death of the annuitant prior to the time annuity payments begin are includible in the income of the recipient as follows:
•	If distributed in a lump sum, they are taxed in the same manner as a surrender of the contract; or
•	If distributed under a payment option, they are taxed in the same way as annuity payments.

Special rules apply to amounts distributed after a beneficiary has elected to maintain the contract value and receive payments.

If the death occurs after annuity payments begin, a guaranteed period exists under the annuity option selected, and the annuitant dies before the end of that period, payments made for the remainder of that period are includible in income as follows:
•	If distributed in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or
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If distributed in accordance with the existing annuity option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all payments thereafter are fully includible in income.

Some contracts offer a death benefit that may exceed the greater of the purchase payments and the contract value. Certain charges are imposed with respect to these death benefits. It is possible that these charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the contract.

Collateral Assignments, Pledges, Gratuitous Transfers and Other Issues. A pledge or collateral assignment (or agreement to pledge or collaterally assign) any portion of the contract value of a nonqualified contract is treated as a distribution of such amount or portion. If the entire contract value is pledged or collaterally assigned, subsequent increases in the contract value are also treated as distributions for as long as the pledge or collateral assignment remains in place. The investment in the contract is increased by the amount includible in income with respect to such pledge or collateral assignment, though it is not affected by any other aspect of the pledge or collateral assignment (including its release).

If an owner transfers a nonqualified contract without adequate consideration (a gratuitous transfer) to a person other than the owner’s spouse (or to a former spouse incident to a divorce), the owner must include in income the difference between the “cash surrender value” and the investment in the contract at the time of the transfer.  In such case, the transferee’s investment in the contract will be increased to reflect the amount that is included in the transferor’s income. The exceptions for transfers to an owner’s spouse or former spouse are limited to individuals who are treated as spouses under federal law.

The designation of an annuitant or payee other than an owner may result in certain tax consequences to you that are generally not discussed herein.

Anyone contemplating any pledges, collateral assignments, gratuitous transfers, or other designations, should consult a tax and/or legal adviser regarding the potential tax effects of such a transaction.

Multiple Contracts. Tax laws require that all nonqualified deferred annuity contracts that are issued by a company or its affiliates to the same contract owner during any calendar year be treated as one annuity contract for purposes of determining the amount includible in gross income under Tax Code Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Tax Code Section 72(e) through the serial purchase of annuity contracts or otherwise.

Net Investment Income Tax. A net investment income tax of 3.8% will apply to some types of investment income. This tax will apply to all taxable distributions from nonqualified contracts. This tax only applies to taxpayers with “modified adjusted gross income” above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others.

Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. Withholding is mandatory, however, if the distributee fails to provide a valid taxpayer identification number, if we are notified by the IRS that the taxpayer identification number we have on file is incorrect or if payment is made outside of the U.S. The withholding rates applicable to the taxable portion of periodic annuity payments are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of any non-periodic payments. Regardless of whether you elect to have federal income tax withheld, you are still liable for payment of federal income tax (including any estimated taxes that may be due) on the taxable portion of the payment. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. If you need more information concerning a particular state or any required forms, please contact Customer Service.

If the payee is a non-resident alien, then U.S. federal withholding on taxable distributions will generally be at a 30% rate, unless a lower tax treaty rate applies. We may require additional documentation, including IRS Form W-8, prior to processing any requested distribution.

If the payee of a distribution from the contract is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Tax Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the contract or the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the contract.

Taxation of Qualified Contracts

Eligible Retirement Plans and Programs.

The contract may be purchased with the following retirement plans and programs to accumulate retirement savings:
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Individual Retirement Annuities (“IRA”) and Roth IRA. Section 408 of the Tax Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”). Certain employers may establish Simplified Employee Pension (“SEP”) or Savings Incentive Match Plan for Employees (“SIMPLE”) plans to provide IRA contributions on behalf of their employees. Section 408A of the Tax Code permits certain eligible individuals to contribute to a Roth IRA, which provides for tax-free distributions, subject to certain restrictions. Sales of the contract for use with IRAs or Roth IRAs may be subject to special requirements of the IRS. The IRS has not reviewed the contracts described in this Prospectus for qualification as IRAs and has not addressed, in a ruling of general applicability, whether the contract’s death benefit provisions comply with IRA qualification requirements.

The Company may offer or have offered the contract for use with certain other types of qualified plans. Please see your contract and consult with your tax adviser if you have questions about other types of plan arrangements not discussed herein.

Special Considerations for IRAs. IRAs are subject to limits on the amounts that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Contributions to IRAs must be made in cash or as a rollover or a transfer from another eligible plan. Also, distributions from IRAs, individual retirement accounts, and other types of retirement plans may be “rolled over” on a tax-deferred basis into an IRA. You may roll over a distribution from an IRA to an IRA only once in any 12 month period. You will not be able to roll over any portion of an IRA distribution if you rolled over any other IRA a distribution during the preceding one-year period. This limit applies by aggregating all of your IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of this limit. Please note that this one-rollover-per-year rule does not apply to: (1) the conversion of a traditional IRA to a Roth IRA; (2) a rollover to or from a qualified plan; or (3) a trustee-to-trustee transfer between IRAs. Please consult your own tax and/or legal adviser if you have additional questions about these rules.

Early distributions from SIMPLE IRAs made within two years of beginning participation in the SIMPLE IRA are subject to a 25% early distribution tax.

Special Considerations for Roth IRAs. Contributions to a Roth IRA are subject to limits on the amount of contributions and the persons who may be eligible to contribute. Roth IRA contributions are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA, IRA or eligible plan. Individuals may convert an IRA, SEP, or a SIMPLE to a Roth IRA. Such rollovers and conversions are subject to tax, and other special rules may apply. A conversion of a traditional IRA to a Roth IRA and a rollover from any other eligible retirement plan to a Roth IRA made after December 31, 2017, cannot be recharacterized as having been made to a traditional IRA.

You will not be able to roll over any portion of a Roth IRA distribution if you rolled over any other IRA distribution during the preceding one-year period. This limit applies by aggregating all of your IRAs, including SEP and SIMPLE IRAs, effectively treating them as one IRA for purposes of this limit. Please note that this one-rollover-per-year rule does not apply to: (1) the conversion of a traditional IRA to a Roth IRA; (2) a rollover to or from a qualified plan; or (3) a trustee-to-trustee transfer between Roth IRAs. Please consult your own tax and/or legal adviser if you have additional questions about these rules.

A 10% penalty tax may apply to amounts attributable to a conversion to a Roth IRA if the amounts are distributed during the five taxable years beginning with the year in which the conversion was made.

Taxation

The tax rules applicable to qualified contracts vary according to the type of qualified contract and the specific terms and conditions of the qualified contract and the terms and conditions of the qualified plan or program. The ultimate effect of federal income taxes on the amounts held under a qualified contract, or on income phase (i.e., annuity) payments from a qualified contract, depends on the type of qualified contract or program as well as your particular facts and circumstances. Special favorable tax treatment may be available for certain types of contributions and distributions. In addition, certain requirements must be satisfied in purchasing a qualified contract with proceeds from a tax-qualified plan or program in order to continue receiving favorable tax treatment.

Adverse tax consequences may result from:
•	Contributions in excess of specified limits;
•	Distributions before age 59½ (subject to certain exceptions);
•	Distributions that do not conform to specified commencement and minimum distribution rules; and
•	Other specified circumstances.

Some qualified plans and programs are subject to additional distribution or other requirements that are not incorporated into the contract described in this Prospectus. No attempt is made to provide more than general information about the use of the contract with qualified plans and programs. Contract owners, sponsoring employers, participants, annuitants, and beneficiaries are cautioned that the rights of any person to any benefit under these qualified plans and programs may be subject to the terms and conditions of the plan or program, regardless of the terms and conditions of the contract. The Company is not bound by the terms and conditions of such plans and programs to the extent such terms contradict the language of the contract, unless we consent in writing.

Contract owners, sponsoring employers, participants, annuitants and beneficiaries generally are responsible for determining that contributions, distributions and other transactions with respect to the contract comply with applicable law. Therefore, you should seek tax and/or legal advice regarding the suitability of a contract for your particular situation. The following discussion assumes that qualified contracts are purchased with proceeds from and/or contributions under retirement plans or programs that qualify for the intended special federal tax treatment.

Tax Deferral. Under the federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn. However, in the case of a qualified plan (as described in this Prospectus), an annuity contract is not necessary to obtain this favorable tax treatment and does not provide any tax benefits beyond the deferral already available to the qualified plan itself. Annuities do provide other features and benefits (such as guaranteed living benefits and/or death benefits or the option of lifetime income phase options at established rates) that may be valuable to you. You should discuss your alternatives with your financial representative taking into account the additional fees and expenses you may incur in an annuity.

Contributions

In order to be excludable from gross income for federal income tax purposes, total annual contributions to certain qualified plans and programs are limited by the Tax Code. We provide general information on these requirements for certain plans and programs below. You should consult with a tax and/or legal adviser in connection with contributions to a qualified contract.

Repeal of Maximum Age for Contributions to a Traditional IRA. The SECURE Act eliminated the maximum age after which contributions to a traditional IRA were not allowed. Consequently, individuals who have attained age 70½ will no longer be prohibited from making non-rollover contributions to traditional IRAs.

Traditional and Roth IRAs.  You are eligible to contribute to a traditional IRA if you have compensation includible in income for the taxable year. For 2026, the contribution to your traditional IRA cannot exceed the lesser of $7,500 or your taxable compensation. If you are age 50 or older, you can make an additional catch-up contribution of $1,100. Contributions to a traditional IRA may be deductible depending on your modified adjusted gross income (“MAGI”), tax filing status, and whether you or your spouse are an active participant in a retirement plan.

You may be eligible to contribute to a Roth IRA if you have compensation includible in income for the year. For 2026, the contribution to a Roth IRA cannot exceed the lesser of $7,500 or your taxable compensation. If you are age 50 or older, you can make an additional catch up contribution of $1,100. The amount you can contribute to a Roth IRA is reduced by the amount of any contributions you make to an individual retirement plan for your benefit (not including SEPs or SIMPLE IRAs). Your ability to contribute to a Roth IRA may be further limited by your MAGI and tax filing status. Contributions to a Roth IRA are not deductible.

Distributions – General

Certain tax rules apply to distributions from the contract. A distribution is any amount taken from a contract including withdrawals, income phase (i.e., annuity) payments and death benefit proceeds. If a portion of a distribution is taxable, the distribution will be reported to the IRS.

IRAs. All distributions from an IRA are taxed as received unless either one of the following is true:
•	The distribution is directly transferred to another IRA or to a plan eligible to receive rollovers as permitted under the Tax Code; or
•	You made after-tax contributions to the IRA. In this case, the distribution will be taxed according to rules detailed in the Tax Code.

10% Additional Tax. The Tax Code imposes a 10% additional tax on the taxable portion of any distribution from a traditional or Roth IRA.

Exceptions to the 10% additional tax may apply if:
•	You have attained age 59½;
•	You have become disabled, as defined in the Tax Code;
•	You have died and the distribution is to your Beneficiary;
•	The distribution amount is rolled over tax free into another eligible retirement plan or to a traditional or Roth IRA in accordance with the terms of the Tax Code;
•	The distribution is paid directly to the government in accordance with an IRS levy;
•	The distribution is a qualified reservist distribution as defined under the Tax Code;
•	The distribution is a qualified birth or adoption distribution;
•	The distribution is eligible for penalty relief extended to victims of certain natural disasters;
•	You have unreimbursed medical expenses that are deductible (without regard to whether you itemized deductions);
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The distribution amount is made in substantially equal periodic payments (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary;

•	The distributions are not more than the cost of your medical insurance due to a period of unemployment (subject to certain conditions);
•	The distributions are not more than your qualified higher education expenses;
•	The distribution is paid to a terminally ill individual;
•	The distribution is paid to an eligible domestic abuse victim;
•	The withdrawal amount is paid for certain emergency expenses; or
•	You use the distribution to buy, build or rebuild a first home.

The Tax Code may provide other exceptions or impose other penalty taxes in other circumstances.

Qualified Distributions ‒ Roth IRAs. A partial or full distribution of purchase payments to a Roth IRA account and earnings credited on those purchase payments will be excludable from income if it is a qualified distribution. A “qualified distribution” from a Roth IRA account is defined as a distribution that meets the following two requirements:
•	The distribution occurs after the five-year taxable period measured from the earlier of:
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The first taxable year you, as applicable, made a contribution to a Roth IRA or a designated Roth contribution to any designated Roth account established for you under the same applicable retirement plan as defined in Tax Code Section 402A; or

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If a rollover contribution was made from a designated Roth account previously established for you under another applicable retirement plan, the first taxable year for which you made a designated Roth contribution to such previously established account; AND

•	The distribution occurs after you attain age 59½, die with payment being made to your beneficiary or estate or become disabled as defined in the Tax Code.

A distribution from a Roth account that is not a qualified distribution is includible in gross income under the Tax Code in proportion to your investment in the contract (basis) and earnings on the contract.

Distributions - Eligibility

Distributions from qualified plans (as described in this Prospectus) generally may occur only upon the occurrence of certain events. The terms of your plan will govern when you are eligible to take a distribution from the plan. The following describes circumstance when you may be able to take a distribution from certain more common types of plans.

Lifetime Required Minimum Distributions (IRAs)

To avoid certain tax penalties, you and any designated beneficiary must also satisfy the required minimum distribution rules set forth in the Tax Code. These rules may dictate the following:
•	The start date for distributions;
•	The time period in which all amounts in your contract(s) must be distributed; and
•	Distribution amounts.

Start Date. Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain the applicable age prescribed by the Tax Code or in the case of an employer-sponsored plan, April 1 of the calendar year following the calendar year in which you retire, whichever occurs later. Your applicable age is determined as follows:

If you were born . . .	Your “applicable age” is …
Before July 1, 1949	70½
After June 30, 1949 and before 1951	72
After 1950 and before 1960	73
After 1959	75

Time Period. You must receive distributions from the contract over a period not extending beyond one of the following time periods:
•	Over your life or the joint lives of you and your designated beneficiary; or
•	Over a period not greater than your life expectancy or the joint life expectancies of you and your designated beneficiary.

Distribution Amounts. The amount of each required distribution must be calculated in accordance with Tax Code Section 401(a)(9). Before annuity payments begin, the required minimum distribution amount is generally determined by dividing the entire interest in the account as of December 31 of the preceding year by the applicable distribution period. The entire interest in the account includes the amount of any outstanding rollover, transfer and recharacterization, if applicable, and the actuarial present value of any other benefits provided under the account, such as guaranteed death benefits. If annuity payments have begun under an annuity option that satisfies the Tax Code Section 401(a)(9) regulations, such payments will generally be viewed as satisfying your required minimum distribution.

25% Excise Tax. If you fail to receive the minimum required distribution for any tax year, a 25% excise tax is imposed on the required amount that was not distributed. The excise tax on failure is further reduced from 25% to 10% if corrected in a timely manner and may also be waived by the IRS under certain circumstances.

Roth IRAs. Required minimum distributions are not applicable to Roth IRAs. Further information regarding required minimum distributions may be found in your contract.

Required Distributions upon Death (IRAs and Roth IRAs)

Upon your death, any remaining interest in an IRA or qualified retirement plan must be distributed in accordance with federal income tax requirements under Section 401(a)(9) of the Tax Code. The death benefit provisions of your contract will be interpreted to comply with those requirements. The SECURE Act amended the post-death distribution requirements that are generally applicable with respect to deaths occurring after 2019. The post-death distribution requirements under prior law continue to apply in certain circumstances.

Prior Law. Under prior law, if you die prior to the required beginning date, the remaining interest must be distributed (1) within five years after the death (the “5-year rule”); or (2) over the life of the designated beneficiary, or over a period not extending beyond the life expectancy of the designated beneficiary, provided that such distributions commence within one year after death (the “lifetime payout rule”). If you die on or after the required beginning date (including after the date distributions have commenced in the form of an annuity), the remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death (the “at-least-as-rapidly rule”).

Current Law. Under the new law, if you die after 2019, and you have a designated beneficiary, any remaining interest must be distributed within ten years after your death, unless the designated beneficiary is an eligible designated beneficiary (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by you, the IRA owner or employee. An EDB is any designated beneficiary who is (1) your surviving spouse; (2) your minor child; (3) disabled; (4) chronically ill; or (5) an individual not more than ten years younger than you. An individual’s status as an EDB is determined on the date of your death.

This ten-year post-death distribution period applies regardless of whether you die before your required beginning date or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this ten-year rule, the remaining interest must be distributed within ten years after the EDB’s death (i.e., a new ten-year distribution period begins).

Instead of taking distributions under the new ten-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within ten years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than ten years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed within ten years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than ten years).

If your beneficiary is not an individual, such as a charity, your estate, or in some cases a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the new law may apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries, including special rules allowing a beneficiary of a trust who is disabled or chronically ill to stretch the distribution of their interest over their life or life expectancy in some cases. You should consult a professional tax adviser about the federal income tax consequences of your beneficiary designations, particularly if a trust is involved.

More generally, the new law applies if you die after 2019, subject to several exceptions. In particular, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law applies to your interest in that plan if you die after 2021 (unless the collective bargaining agreements terminate earlier).

In addition, the new post-death distribution requirements generally do not apply if the IRA owner or employee died prior to January 1, 2020. However, if the designated beneficiary of the deceased IRA owner or employee dies after January 1, 2020, any remaining interest must be distributed within ten years of the designated beneficiary’s death. Hence, this ten-year rule generally will apply to a contract issued prior to 2020 which continues to be held by a designated beneficiary of an IRA or employee who died prior to 2020.

It is important to note that under prior law, annuity payments that commenced under a method that satisfied the distribution requirements while the IRA owner or employee was alive could continue to be made under that method after the death of the IRA owner or employee. Under the new law, however, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than ten years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be accelerated at the end of that period (or otherwise modified after your death if permitted under federal tax law and by us) in order to comply with the new post-death distribution requirements.

Certain transition rules may apply. Please consult your tax adviser.

Spousal Beneficiaries. Under the new law, as under prior law, if your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.

The post-death distribution requirements are complex and unclear in numerous respects. Treasury has issued final and proposed regulations that may impact these required minimum distribution requirements. We reserve the right to make changes in order to comply with regulations, or any regulations published in the future.  In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You should consult a professional tax adviser for tax advice as to your particular situation.

Withholding

Taxable distributions under the contract are generally subject to withholding. Federal income tax withholding rates vary according to the type of distribution and the recipient’s tax status.

IRAs and Roth IRAs. Generally, you or, if applicable, a designated beneficiary may elect not to have tax withheld from distributions. Withholding is mandatory, however, if the distributee fails to provide a valid taxpayer identification number, if we are notified by the IRS that the taxpayer identification number we have on file is incorrect, or if the payment is made outside of the U.S. Regardless of whether you elect to have federal income tax withheld, you are still liable for payment of federal income tax (including any estimated taxes that may be due) on the taxable portion of the payment.

Non-Resident Aliens. If you or your designated beneficiary is a non-resident alien, withholding will generally be 30% based on the individual’s citizenship and the country of domicile unless a lower tax treaty rate applies.

Assignment and Other Transfers

IRAs and Roth IRAs. The Tax Code does not allow a transfer or assignment of your rights under the contracts except in limited circumstances. Adverse tax consequences may result if you assign or transfer your interest in the contract to persons other than your spouse incident to a divorce. Anyone contemplating such an assignment or transfer should contact a tax and/or legal adviser regarding the potential tax effects of such a transaction.

Possible Changes in Taxation

Although the likelihood of legislative change and tax reform is uncertain, there is always the possibility that the tax treatment of the contracts could change by legislation, regulation, rulings, or other means. It is also possible that any change could be retroactive (that is, effective before the date of the change). You should consult a tax and/or legal adviser with respect to legislative developments and their effect on the contract.

Taxation of the Company

We are taxed as a life insurance company under the Tax Code. The Company owns all assets supporting the contract obligations. Any income earned on such assets is considered income to the Company and any benefits related to the such assets inure to the benefit of the Company. We do not intend to make any provision or impose a charge under the contracts with respect to any tax liability of the Company.

OTHER TOPICS

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act and other current anti-money laundering laws. Among other things, this program requires us, our agents and customers to comply with certain procedures and standards that will allow us to verify the identity of the sponsoring organization and that contributions and loan repayments are not derived from improper sources.

Under our anti-money laundering program, we may require customers, and/or beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.

We may also refuse to accept certain forms of payments or loan repayments (traveler’s cheques, for example) or restrict the amount of certain forms of payments or loan repayments. In addition, we may require information as to why a particular form of payment was used (third party checks, for example) and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in us returning the payment to you and not issuing the Contract.

Applicable laws designed to prevent terrorist financing and money laundering might, in certain circumstances, require us to block certain transactions until authorization is received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Our anti-money laundering program is subject to change without notice to take account of changes in applicable laws or regulations and our ongoing assessment of our exposure to illegal activity.

Unclaimed Property

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on contract owners, insureds, beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contract owners are urged to keep their own, as well as their beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and Social Security numbers. Such updates should be communicated to Customer Service.

Contract Distribution

The Company’s subsidiary, Voya Financial Partners, LLC, serves as the principal underwriter for the contracts. Voya Financial Partners, LLC, a Delaware limited liability company, is registered as a broker-dealer with the SEC. Voya Financial Partners, LLC is also a member of FINRA and the Securities Investor Protection Corporation (“SIPC”). Voya Financial Partners, LLC’s principal office is located at One Orange Way, Windsor, CT 06095-4774.

The contracts are offered to the public by individuals who are registered representatives of Voya Financial Partners, LLC or other broker-dealers which have entered into a selling arrangement with Voya Financial Partners, LLC. We refer to Voya Financial Partners, LLC and the other broker-dealers selling the contracts as “distributors.”

All registered representatives selling the contracts must also be licensed as insurance agents for the Company.

Registered representatives of distributors who solicit sales of the contracts typically receive a portion of the compensation paid to the distributor in the form of commissions or other compensation, depending upon the agreement between the distributor and the registered representative. This compensation, as well as other incentives or payments, is not paid directly by contract owners or the Separate Account. We intend to recoup this compensation and other sales expenses paid to distributors through fees and charges imposed under the contracts.

Compensation Arrangements. Registered Representatives who offer and sell the contracts may be paid a commission. The maximum percentage amount that may be paid with respect to a given purchase payment is the first-year percentage which ranges from 0% to a maximum of 6.0% of the first year of payments to an account. Renewal commissions paid on payments made after the first year and asset-based service fees may also be paid.

Individual registered representatives may receive all or a portion of compensation paid to their distributor, depending upon the firm’s practices. Commissions and any annual payments, when combined, could exceed 6.0% of total purchase payments. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may also pay or allow other promotional incentives or payments in the form of cash payments or other compensation to distributors, which may require the registered representative to attain a certain threshold of sales of Company products.

We may also enter into special compensation arrangements with certain distributors based on those firms’ aggregate or anticipated sales of the contracts or other criteria. These arrangements may include commission specials, in which additional commissions may be paid in connection with purchase payments received for a limited time period, within the maximum commission rates noted above. These special compensation arrangements will not be offered to all distributors, and the terms of such arrangements may differ among distributors based on various factors. These special compensation arrangements may also be limited only to Voya Financial Advisors, Inc. and other distributors affiliated with the Company. Any such compensation payable to a distributor will not result in any additional direct charge to you by us.

Some personnel may receive various types of non-cash compensation as special sales incentives, including trips, and we may also pay for some personnel to attend educational and/or business seminars. Any such compensation will be paid in accordance with SEC and FINRA rules. Employees of the Company or its affiliates (including wholesaling employees) may receive more compensation when funds advised by the Company or its affiliates (“affiliated funds”) are selected by a contract holder than when unaffiliated funds are selected. Additionally, management personnel of the Company, and of its affiliated broker-dealers, may receive additional compensation if the overall amount of investments in funds advised by the Company or its affiliates meets certain target levels or increases over time. Compensation for certain management personnel, including management personnel, may be enhanced if management personnel meet or exceed goals for sales of the contracts, or if the overall amount of investments in the contracts and other products issued or advised by the Company or its affiliates increases over time. Certain management personnel may also receive compensation that is a specific percentage of the commissions paid to distributors or of purchase payments received under the contracts, or which may be a flat dollar amount that varies based upon other factors, including management’s ability to meet or exceed service requirements, sell new contracts or retain existing contracts, or sell additional service features such as a common remitting program.

In addition to direct cash compensation for sales of contracts described above, through Voya Financial Partners, LLC, we may also pay distributors additional compensation or reimbursement of expenses for their efforts in selling the contracts to you and other customers. These amounts may include:

•
Marketing/distribution allowances that may be based on the percentages of purchase payments received, the aggregate commissions paid and/or the aggregate assets held in relation to certain types of designated insurance products issued by the Company and/or its affiliates during the year;

•
Loans or advances of commissions in anticipation of future receipt of purchase payments (a form of lending to registered representatives). These loans may have advantageous terms, such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which may be conditioned on sales;

•
Education and training allowances to facilitate our attendance at certain educational and training meetings to provide information and training about our products. We also hold training programs from time to time at our own expense;

•
Sponsorship payments or reimbursements for distributors to use in sales contests and/or meetings for their registered representatives who sell our products. We do not hold contests based solely on sales of this product;

•	Certain overrides and other benefits that may include cash compensation based on the amount of earned commissions, representative recruiting or other activities that promote the sale of contracts; and
•
Additional cash or noncash compensation and reimbursements permissible under existing law. This may include, but is not limited to, cash incentives, merchandise, trips, occasional entertainment, meals and tickets to sporting events, client appreciation events, business and educational enhancement items, payment for travel expenses (including meals and lodging) to pre-approved training and education seminars, and payment for advertising and sales campaigns.

We may pay commissions, dealer concessions, wholesaling fees, overrides, bonuses, other allowances and benefits and the costs of all other incentives or training programs from our resources, which include the fees and charges imposed under the contracts.

The following is a list of the top 25 distributors that, during 2025, received the most compensation, in the aggregate, from us in connection with the sale of registered variable annuity contracts issued by the Company, ranked by total dollars received:

• LPL Financial Corporation
• Morgan Stanley Smith Barney LLC
• Osaic Wealth, Inc.
• Cetera Wealth Services LLC
• Northwestern Mutual Investment Service
• Ameriprise Financial Services, Inc.
• Park Avenue Securities, LLC
• Lincoln Investment Planning Inc.
• Kestra Investment Services, LLC
• Cambridge Investment Research Inc.
• NYLIFE Securities LLC
• Allstate Financial Services LLC
• Cetera Advisors LLC

• PFS Investments Inc.
• Packerland Brokerage Services
• Osaic FA, Inc.
• Cetera Investment Services LLC
• RBC Capital Markets LLC
• TransAmerica Financial Advisors, Inc.
• CUSO Financial Services
• Stifel Nicolaus and Company Incorporation
• MMA Securities LLC
• Janney Montgomery Scott LLC
• Harbour Investments Inc.
• Purshe Kaplan Sterling Investments Inc.

This is a general discussion of the types and levels of compensation paid by us for the sale of our variable annuity contracts. It is important for you to know that the payment of volume or sales-based compensation to a distributor or registered representative may provide that registered representative a financial incentive to promote our contracts over those of another Company, and may also provide a financial incentive to promote one of our and/or services contracts over another.

Contract Modification

Only an authorized officer of the Company may change the terms of the contract. We may change the contract as required by federal or state law. In addition, we may, upon 30 days’ written notice to the contract holder, make other changes to group contracts that would apply only to individuals who become participants under that contract after the effective date of such changes. If the group contract holder does not agree to a change, we reserve the right to refuse to establish new accounts under the contract. Certain changes will require the approval of appropriate state or federal regulatory authorities.

Certain changes will require the approval of appropriate state or federal regulatory authorities.

Transfer of Ownership; Assignment

Your rights under a nonqualified contract may be assigned or transferred. An assignment of a contract will only be binding on us if it is made in writing and sent to and accepted by us at Customer Service. We will use reasonable procedures to confirm the assignment is authentic, including verification of signature. If we fail to follow our own procedures, we will be liable for any losses to you directly resulting from the failure. Otherwise, we are not responsible for the validity of any assignment. The rights of the contract holder and the interest of the annuitant and any designated beneficiary will be subject to the rights of any assignee we have on our records. We reserve the right not to accept any assignment or transfer to a non-natural person. In some cases, an assignment may have adverse tax consequences. You should consult a tax and/or legal adviser.

Involuntary Terminations

We reserve the right to terminate any account with a value of $2,500 or less immediately following a partial withdrawal. However, an IRA may only be closed out when payments to the contract have not been received for a 24-month period and the paid-up annuity benefit at maturity would be less than $20 per month. If such right is exercised, you will be given 90 days’ advance written notice. No early withdrawal charge will be deducted for involuntary terminations. We do not intend to exercise this right in cases where the account value is reduced to $2,500 or less solely due to investment performance.

Legal Proceedings

We are not aware of any pending legal proceedings that are likely to have a material adverse effect upon the Company’s ability to meet its obligations under the contract or Voya Financial Partners, LLC’s ability to distribute the contract.

•
Litigation. Notwithstanding the foregoing, the Company and/or Voya Financial Partners, LLC, is a defendant in a number of litigation matters arising from the conduct of its business, both in the ordinary course and otherwise. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages and other relief. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim oftentimes bears little relevance to the merits or potential value of a claim.

•
Regulatory Matters. As with other financial services companies, the Company and its affiliates, including Voya Financial Partners, LLC, periodically receive informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company to cooperate fully in these matters.

The outcome of a litigation or regulatory matter and the amount or range of potential loss is difficult to forecast and estimating potential losses requires significant management judgment. It is not possible to predict the ultimate outcome for all pending litigation and regulatory matters and given the large and indeterminate amounts sought and the inherent unpredictability of such matters, it is possible that an adverse outcome in certain litigation or regulatory matters could, from time to time, have a material adverse effect upon the Company's results of operations or cash flows in a particular quarterly or annual period.

Financial Statements

The consolidated financial statements and the related notes to consolidated financial statements for Voya Retirement Insurance and Annuity Company are located in the Statement of Additional Information. To request a free Statement of Additional Information, please contact Customer Service at 1-800-584-6001.

Suspension of Payments

We reserve the right to suspend or postpone the date of any payment of benefits or determination of any value (including the Accumulation Value) under the Contract, beyond the seven permitted days, under any of the following circumstances:
•	On any Business Day when the NYSE is closed (except customary weekend and holiday closings) or when trading on the NYSE is restricted;
•	When an emergency exists as determined by the SEC; or
•	During any other periods the SEC may, by order, permit for the protection of investors.

The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

We have the right to delay payment for up to six months, contingent upon written approval by the insurance supervisory official in the jurisdiction in which this Contract is issued. For Contracts issued in Idaho, any payment deferred 30 days or more will include interest as required by applicable state law. Payment of benefits or values may also be delayed or suspended as required by court order or any regulatory action.

Inquiries

You may contact us directly by writing or calling us at the address or phone number below:

Voya Retirement Insurance and Annuity Company
Customer Service
P.O. Box 9271
Des Moines, IA 50306-9271
1-800-531-4547

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APPENDIX A: FIXED INTEREST OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of Fixed Interest Options currently available under the Contract. We may change the features of the Fixed Interest Options listed below, offer new Fixed Interest Options, and terminate existing Fixed Interest Options. We will provide you with written notice before doing so.

Note: If amounts are withdrawn from the Guaranteed Term before the end of the Guaranteed Term, we may apply a Market Value Adjustment. This may result in a significant reduction in your Account Value.

For more information about the Fixed Interest Options and the Market Value Adjustment, see “GUARANTEED TERMS AND GUARANTEED INTEREST RATES” and “FEES, CHARGES AND ADJUSTMENTS.”

Name	Term*	Guaranteed Minimum Interest Rate**
Guaranteed Terms	0 to 10 years	3%

*The terms available under your contract may vary.
**Your Guaranteed Minimum Interest Rate is set forth in your contract.

The Statement of Additional Information (“SAI”) includes additional information about the Contract and is incorporated by reference into this Prospectus. The SAI is available without charge, upon request, by calling us toll-free at 1-800-584-6001 or by sending an email request to ProspectusRequests@voya.com.You also can request other information and make other inquiries by calling that toll-free number.

Reports and other information about Voya Retirement Insurance and Annuity Company are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000271767

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PART B
INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

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VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

Statement of Additional Information Dated May 1, 2026

VOYA MULTI-RATE ANNUITY
SINGLE PREMIUM DEFERRED MODIFIED GUARANTEED ANNUITY CONTRACT

This Statement of Additional Information (the “SAI”), is not a prospectus and should be read in conjunction with the Prospectus dated May 1, 2026 for the Voya Retirement Insurance and Annuity Company Contracts referenced above. The Prospectus sets forth information that a prospective Investor ought to know before investing. You may obtain a free copy of the Prospectus, by either contacting Customer Service at Defined Contract Administration, P.O. Box 990063, Windsor, CT 06199-0063, 1-800-584-6001.

Read the Prospectus before you invest. Terms used in this SAI shall have the same meaning as in the Prospectus.

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY 2

SERVICES 2

CONTRACT ADJUSTMENT 3

PRINCIPAL UNDERWRITER 7

FINANCIAL STATEMENTS 7

GENERAL INFORMATION AND HISTORY

The Company issues the Contracts described in the Prospectus and is responsible for providing the Contract’s insurance and annuity benefits. All guarantees and benefits provided under the Contract are subject to the claims paying ability of the Company and our General Account. We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Prior to January 1, 2002, the Company was known as Aetna Life Insurance and Annuity Company. From January 1, 2002, until August 31, 2014, the Company was known as ING Life Insurance and Annuity Company.

We are an indirect, wholly owned subsidiary of Voya Financial, Inc., (“Voya”), which until April 7, 2014, was known as ING U.S., Inc. In May, 2013, the common stock of Voya began trading on the New York Stock Exchange under the symbol “VOYA.”

From this point forward, the term “Contract(s)” refers only to those offered through the Prospectus.

SERVICES

Third Party Compensation Arrangements

Please be aware that:
•	The Company may seek to promote itself and the Contracts by sponsoring or contributing to events sponsored by various associations, professional organizations and labor organizations;
•
The Company may make payments to associations and organizations, including labor organizations, which endorse or otherwise recommend the Contracts to their membership. If an endorsement is a factor in your contract purchasing decision, more information on the payment arrangement, if any, is available upon your request; and

•
At the direction of the Contract Holder, the Company may make payments to the Contract Holder, its representatives or third party service providers intended to defray or cover the costs of plan or program-related administration.

The OMNI Financial Group, Inc. (OMNI) is a third party administrator which has established a Preferred Provider Program (“P3”) and has recommended the Company for inclusion in the P3 program based upon the Company meeting or exceeding the established P3 qualifications and standards. For plans that utilize OMNI services and have enrolled in the P3 program, the Company pays OMNI $36 per year for each actively contributing participant to cover a share of the plan administration fees payable to OMNI.

Experts

The consolidated financial statements of the Company as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025 are included in the Company’s Annual Report on Form 10-K and are incorporated by reference in this Statement of Additional Information. Such financial statements have been audited by Ernst & Young LLP, an independent registered public accounting firm.
The primary business address of Ernst & Young LLP is 55 Ivan Allen Jr. Boulevard, Suite 1000, Atlanta, GA 30308.

CONTRACT ADJUSTMENT

As described in the Prospectus, we may apply a Market Value Adjustment when you withdraw or otherwise remove Account Value from the Guaranteed Term prior to the end of the Guaranteed Term.

Calculating a Market Value Adjustment

Market Value Adjustment Formula

The mathematical formula used to determine the MVA is:

{	(1+i)	}	x
365
(1+j)

Where:
i is the deposit period yield;
j is the current yield; and
x is the number of days remaining (computed from Wednesday of the week of withdrawal) in the Guaranteed Term.

We make an adjustment in the formula of the MVA to reflect the period of time remaining in the Guaranteed Term from the Wednesday of the week of a withdrawal.

Explanation of the Market Value Adjustment Formula

The MVA essentially involves a comparison of two yields: the yield available at the start of the current Guaranteed Term of the contract (the deposit period yield) and the yield currently available (the current yield).

The MVA depends on the relationship between the following:
•	The deposit period yield of U.S. Treasury Notes that mature in the last quarter of the Guaranteed Term; and
•	The current yield of these U.S. Treasury Notes at the time of withdrawal.

If the current yield is the lesser of the two, the MVA will decrease the amount withdrawn from the contract to satisfy the withdrawal request (the MVA will be positive). If the current yield is the higher of the two, the MVA will increase the amount withdrawn from the contract to satisfy the withdrawal request (the MVA will be negative, or detrimental to the investor). As a result of the MVA imposed, the amount withdrawn from the contract prior to the maturity date may be less than the amount paid into the contract.

To determine the deposit period yield and the current yield, certain information must be obtained about the prices of outstanding U.S. Treasury Notes. This information may be found each business day in publications such as the Wall

Street Journal, which publishes the yield-to-maturity percentages for all Treasury Notes as of the preceding business day. These percentages are used in determining the deposit period yield and the current yield for the MVA calculation.

Deposit Period Yield

Determining the deposit period yield in the MVA calculation involves consideration of interest rates prevailing at the start of the Guaranteed Term from which the withdrawal will be made, as follows:
•	We identify the Treasury Notes that mature in the last three months of the Guaranteed Term; and
•	We determine the yield-to-maturity percentages of these Treasury Notes for the last business day of each week in the deposit period.

The resulting percentages are then averaged to determine the deposit period yield. The deposit period is the period of time during which the purchase payment or any reinvestment may be made to available Guaranteed Terms. A deposit period may be a month, a calendar quarter, or any other period of time we specify.

Current Yield

To determine the current yield, we use the same Treasury Notes identified for the deposit period yield ‒ Treasury Notes that mature in the last three months of the Guaranteed Term. However, the yield-to-maturity percentages used are those for the last business day of the week preceding the withdrawal. We average these percentages to determine the current yield.

Examples of MVA Calculations

The following are examples of MVA calculations using several hypothetical deposit period yields and current yields. These examples do not include the effect of any early withdrawal charge that may be assessed under the contract upon withdrawal.

EXAMPLE I
Assumptions: i, the deposit period yield, is 5% j, the current yield, is 6% x, the number of days remaining (computed from Wednesday of the week of withdrawal) in the Guaranteed Term, is 927.

	MVA = {	(1 + i)	}	x 365
(1 + j)		(1 + j)

MVA = {	(1.05)	}	927 365
(1.06)
= .9762

In this example, the deposit period yield of 5% is less than the current yield of 6%; therefore, the MVA is less than one. The amount withdrawn from the Guaranteed Term is multiplied by this MVA.

If a withdrawal or transfer request of a specific dollar amount is requested, the amount received will be decreased to compensate for the negative MVA amount. In the event of multiple adjustments, the MVA is applied before other adjustments. For example, assume that you have $20,000 in Account Value and make a $2,000 withdrawal request from a Guaranteed Term. If a 5% early withdrawal charge applies in addition to the MVA, a withdrawal request for $2,000 would result in a $2,000 reduction in the guaranteed term but a $1,854.78 net payment before taxes (i.e., $2,000 x .9762 = $1,952.40 – (.05 x $1,952.40) = $1,854.78). Your Contract Value will be reduced by the gross amount of your withdrawal, in this example, $2,000, or 10%, while you will have received $1,854.78, or 9.27% of your Contract Value before the withdrawal.

EXAMPLE II
Assumptions: i, the deposit period yield, is 5% j, the current yield, is 4% x, the number of days remaining (computed from Wednesday of the week of withdrawal) in the Guaranteed Term, is 927.

MVA = {	(1 + i)	}	x 365
(1 + j)

MVA = {	(1.05)	}	927 365
(1.04)
= 1.0246

In this example, the deposit period yield of 5% is less than the current yield of 6%; therefore, the MVA is less than one.  The amount withdrawn from the Guaranteed Term is multiplied by this MVA.

If a withdrawal or transfer request of a specific dollar amount is requested, the amount withdrawn will be increased to reflect the positive MVA amount. In the event of multiple adjustments, the MVA is applied before other adjustments.. For example, assume that you have $20,000 in Account Value and make a $2,000 withdrawal request from a Guaranteed Term. If a 5% early withdrawal charge applies in addition to the MVA, a withdrawal request for $2,000 would result in a $2,000 reduction in the guaranteed term but a $1,946.74 net payment before taxes (i.e., $2,000 x 1.0246 = $2,049.20 – (.05 x $2,049.20) = $1,946.74). Your Contract Value will be reduced by the gross amount of your withdrawal, in this example, $2,000, or 10%, while you will have received $1,946.74, or 9.73% of your Contract Value before the withdrawal.

PRINCIPAL UNDERWRITER

The Company’s subsidiary, Voya Financial Partners, LLC, serves as the principal underwriter for Contracts. Voya Financial Partners, LLC, a Delaware limited liability company, is registered as a broker-dealer with the SEC. Voya Financial Partners, LLC is also a member of the Financial Industry Regulatory Authority and the Securities Investor Protection Corporation. Voya Financial Partners, LLC’s principal office is located at One Orange Way, Windsor, CT 06095-4774. The Contract is distributed through life insurance agents licensed to sell variable annuities who are registered representatives of Voya Financial Partners, LLC or of other registered broker-dealers who have entered into sales arrangements with Voya Financial Partners, LLC. The offering of the Contracts is continuous.

Compensation paid to the principal underwriter, Voya Financial Partners, LLC, for the years ending December 31, 2025, 2024 and 2023 amounted to $67,209,367.36, $66,281,426.30 and $64,233,435.52, respectively. These amounts reflect compensation paid to Voya Financial Partners, LLC attributable to regulatory and operating expenses associated with the distribution of all registered variable annuity products issued by Variable Annuity Account C of the Company.

FINANCIAL STATEMENTS

The consolidated financial statements of Voya Retirement Insurance and Annuity Company as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025 are included in the Company’s Annual Report on Form 10-K and are incorporated by reference in this Statement of Additional Information. Such financial statements have been audited by Ernst & Young LLP, an independent registered public accounting firm. The primary business address of Ernst & Young LLP is 55 Ivan Allen Jr. Boulevard, Suite 1000, Atlanta, GA 30308.

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PART C
OTHER INFORMATION

Item 27. Exhibits

Exhibit No.	Exhibit

(a)	Not applicable
(b)	Not applicable
(c)	Underwriting Agreement dated November 17, 2006, between ING Life Insurance and Annuity Company and ING Financial Advisers, LLC.
(c)(1)
Underwriting Agreement dated November 17, 2006 between Aetna Life Insurance and Annuity Company and ING Financial Advisers, LLC • Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement on Form N-4 (File No. 033-75996), as filed on December 20, 2006.

(c)(2)	Confirmation of Underwriting Agreement • Incorporated by reference to Registration Statement on Form S-1 (File No. 333-133158), as filed on April 10, 2006.

(d)(1)	Group Annuity Contract (Form No. G1-MGA-95)
(d)(2)	Individual Annuity Contract (Form No. I1-MGA-95)
(d)(3)	Certificate (G1CC-MGA-95) to Group Annuity Contract Form No. G1-MGA-95
(d)(4)	Endorsement (E1-MGANH-95-1) to Group Annuity Contract Form No. G1-MGA-95 and Certificate No. G1CC-MGA-95
(d)(5)	Endorsement (EI1-MGANH-95-1) to Individual Annuity Contract Form No. I1-MGA-95
(d)(6)	Endorsement (E1-MGAIRA-95-2) to Group Annuity Contract Form No. G1-MGA-95 and Certificate No. G1CC-MGA-95
(d)(7)	Endorsement (E1-MGAROTH-97) to Group Annuity Contract Form No. G1-MGA-95 and Certificate No. G1CC-MGA-95
(d)(8)	Name Change Endorsement (ENMCHGI (05/02))
(d)(9)	Name Change Endorsement (EVNMGHC (09/14))
(d)(10)	Secure Act Endorsement (E-DCSECURE-20)
(d)(11)	Secure Act Endorsement (E-IRASECURE-20)
(e)	Not applicable
(f)(1)	Restated Certificate of Incorporation (amended and restated as of October 1, 2007) of ING Life Insurance and Annuity Company
(f)(2)	Amended and Restated By-Laws of ING Life Insurance and Annuity Company, effective October 1, 2007
(g)	Not applicable
(h)	Not applicable
(i)	Not applicable
(k)	Opinion re: Legality
(l)	Consent of Independent Registered Public Accounting Firm
(m)	Not applicable
(n)	Not applicable
(o)(1)	Not applicable
(2)	Not applicable
(3)	Not applicable
(p)	Powers of Attorney

Exhibits other than those listed above are omitted because they are not required or are not applicable.

Item 28.  Directors and Officers of the Insurance Company*

Jay S. Kaduson, 200 Park Avenue, NY, New York 10166	Director
Amelia J. Vaillancourt, One Orange Way, Windsor, CT 06095-4774	Director and President
William T. Bainbridge, One Orange Way, Windsor, CT 06095-4774	Director, Senior Vice President and Chief Financial Officer
Youssef A. Blal, 250 Marquette Avenue, Suite 900, Minneapolis, MN 55401	Director
Neha Jha, 200 Park Avenue, New York, NY 10166	Director

Andrew J. Stocker, One Orange Way, Windsor, CT 06095-4774	Director and Senior Vice President
Curtis J Heaser, 250 Marquette Avenue, Suite 900, Minneapolis, MN 55401	Director and Senior Vice President
Melissa A. O’Donnell, 250 Marquette Avenue, Suite 900, Minneapolis, MN 55401	Secretary
Jacques M. Longerstaey, 200 Park Avenue, NY, New York 10166	Executive Vice President, Chief Risk Officer
Marino Monti, Jr., One Orange Way, Windsor, CT 06095-4774	Chief Information Security Officer
Michelle P. Luk, 200 Park Avenue, New York, NY 10166	Senior Vice President and Treasurer
Tony D. Oh, 5780 Powers Ferry Road, N.W., Atlanta GA 30327-4390	Senior Vice President and Chief Accounting Officer
Kyle A. Puffer, One Orange Way, Windsor, CT 06095-4774	Senior Vice President
Matthew Toms, 5780 Powers Ferry Road, N.W., Atlanta, GA 30327-4390	Senior Vice President
Brian J. Baranowski, One Orange Way, Windsor, CT 06095-4774	Vice President and Chief Compliance Officer
Tingting Xiao, One Orange Way, Windsor, CT 06095-4774	Vice President and Appointed Actuary

* These individuals may also be directors and/or officers of other affiliates of the Company.

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant

Voya Financial, Inc.
HOLDING COMPANY SYSTEM
12-31-2025
Voya Financial, Inc. (1000)
Non-Insurer (Delaware) FEIN: 52-1222820 | NAIC Group Code: 4832

OneAmerica Retirement Services LLC (5210)
Non-Insurer (Indiana) FEIN: 46-5378846

OneAmerica Investment Advisory Services LLC (5220)
Non-Insurer (Indiana) FEIN: 81-3920167

Benefitfocus, Inc. (5000)
Non-Insurer (Delaware) FEIN: 46-2346314

Benefitfocus.com, Inc. (5100)
Non-Insurer (South Carolina) FEIN: 57-1099948

BenefitStore, LLC (5120)
Non-Insurer (South Carolina) FEIN: 27-3519176

Tango Health, Inc. (5110)
Non-Insurer (Delaware) FEIN: 26-2060323

Pen-Cal Administrators, Inc. (4050)
Non-Insurer (California) FEIN: 94-2695108

Voya Nonqualified Plan Pay Services, LLC (1998)
Non-Insurer (Delaware) FEIN: 39-2624681

Voya Services Company (4000)
Non-Insurer (Delaware) FEIN: 52-1317217

Voya Payroll Management, Inc. (4100)
Non-Insurer (Delaware) FEIN: 52-2197204

Security Life Assignment Corporation (n/a)
Non-Insurer (Colorado) FEIN: 84-1437826

Voya Special Investments, Inc. (*a) (4550)
Non-Insurer (Delaware) FEIN: 85-1775946

Voya Global Services Private Limited (*b) (5310)
Non-Insurer (India)

VFI India Holdings LLC (5300)
Non-Insurer (Delaware) FEIN: 93-1766128

Voya Holdings Inc. (1050)
Non-Insurer (Connecticut) FEIN: 02-0488491

Voya Benefits Company, LLC (2050)
Non-Insurer (Delaware) FEIN: 83-0965809

Benefit Strategies, LLC (2060)
Non-Insurer (New Hampshire) FEIN: 26-0003294

Voya Financial Advisors, Inc. (2200)
Non-Insurer (Minnesota) FEIN: 41-0945505

VIM Holdings LLC (*c) (2261)
Non-Insurer (Delaware) FEIN: 88-3236443

Voya Investment Management LLC (2250 Class A / 2251 Class B)
Non-Insurer (Delaware) FEIN: 58-2361003

Voya Investment Management Co. LLC (3050 Class A / 3051 Class B)
Non-Insurer (Delaware) FEIN: 06-0888148

Voya Investment Trust Co. (3150)
Non-Insurer (Connecticut) FEIN: 06-1440627

Voya Investment Management (UK) Limited (3200 Class A / 3201 Class B)
Non-Insurer (United Kingdom)

Voya Investment Management Alternative Assets LLC (2550 Class A / 2551 Class B)
Non-Insurer (Delaware) FEIN: 13-4038444

Voya Alternative Asset Management Ireland Limited (2700)
Non-Insurer (Ireland)

Voya Alternative Asset Management LLC (2600 Class A / 2601 Class B)
Non-Insurer (Delaware) FEIN: 13-3863170

Voya Realty Group LLC (2650)
Non-Insurer (Delaware) FEIN: 13-4003969

VAAM (Cayman) Ltd. (2760)
Non-Insurer (Cayman Islands)

Voya Pomona Holdings LLC (3000)
Non-Insurer (Delaware) FEIN: 13-4152011

Pomona G.P. Holdings LLC (*d) (2750 Class A / 2751 Class B)
Non-Insurer (Delaware) FEIN: 13-4150600

Pomona Management LLC (2800 Class A / 2801 Class B)
Non-Insurer (Delaware) FEIN: 13-4149700

Voya Capital, LLC (2300)
Non-Insurer (Delaware) FEIN: 86-1020892

Voya Funds Services, LLC (2350)
Non-Insurer (Delaware) FEIN: 86-1020893

Voya Investments Distributor, LLC (2450)
Non-Insurer (Delaware) FEIN: 03-0485744

Voya Investments, LLC (2400)
Non-Insurer (Arizona) FEIN: 03-0402099

Oconee Real Estate Holdings IV – ARB LLC (*e)
Non-Insurer (Delaware) FEIN: 93-3381941

Oconee Real Estate Holdings V – CASC LLC (*f)
Non-Insurer (Delaware) FEIN: 93-4060472

Oconee Real Estate Holdings VI – GREEN LLC (*g)
Non-Insurer (Delaware) FEIN: 93-4037989

Oconee Real Estate Holdings VII – CANOPY LLC (*h)
Non-Insurer (Delaware) FEIN: 99-0609295

Oconee Real Estate Holdings X – OASIS LLC (*i)
Non-Insurer (Delaware) FEIN: 99-2189275

Oconee Real Estate Holdings XI – MARKET CENTER LLC (*j)
Non-Insurer (Delaware) FEIN: 99-3439272

Oconee Real Estate Holdings XII – RIVERSIDE LLC (*k)
Non-Insurer (Delaware) FEIN: 99-3455416

Oconee Real Estate Holdings XIV – FAIRVIEW LLC (*l)
Non-Insurer (Delaware) FEIN: 99-2177246

Oconee Real Estate Holdings XV – SPANISH COVE LLC (*m)
Non-Insurer (Delaware) FEIN: 39-4119163

Oconee Real Estate Holdings XVII – CROSSINGS LLC (*n)
Non-Insurer (Delaware) FEIN: 33-4830625

Oconee Real Estate Holdings XVIII – HOUSTON LLC (*o)
Non-Insurer (Delaware) FEIN: 99-2177246

VIM SLP Holdings Inc. (2270)
Non-Insurer (Delaware) FEIN: 33-2337236

VIM SLP Holdings LLC (2280)
Non-Insurer (Delaware) FEIN: 33-2315739

Voya Retirement Insurance and Annuity Company (1350)
Insurer (Connecticut) FEIN: 71-0294708 | NAIC 86509

Voya Financial Partners, LLC (1400)
Non-Insurer (Delaware) FEIN: 06-1375177

Voya Institutional Plan Services, LLC (1500)
Non-Insurer (Delaware) FEIN: 04-3516284

Voya Retirement Advisors, LLC (1550)
Non-Insurer (Delaware) FEIN: 22-1862786

Voya Institutional Trust Company (2100)
Non-Insurer (Connecticut) FEIN: 46-5416028

ReliaStar Life Insurance Company (1150)
Insurer (Minnesota) FEIN: 41-0451140 | NAIC: 67105

ReliaStar Life Insurance Company of New York (1250)
Insurer (New York) FEIN: 53-0242530 | NAIC: 61360

Voya Insurance Solutions, LLC (1650)
Non-Insurer (Connecticut) FEIN: 02-0488491

Voya Custom Investments LLC (3650)
Non-Insurer (Delaware) FEIN: 02-0488491

See footnotes on next page.

*a – Voya Special Investments, Inc. owned 0.2% by Voya Financial, Inc., 49.9% by Voya Retirement Insurance and Annuity Company and 49.9% by ReliaStar Life Insurance Company.
*b – Voya Global Services Private Limited is owned 99% by Voya Financial, Inc. and 1% by VFI India Holdings LLC.
*c – Voya Holdings Inc. holds a 76% economic stake, and a Non-Affiliate Member holds a 24% economic stake in VIM Holdings LLC’s class A shares and Voya Holdings Inc also holds a 100% economic stake in VIM Holdings LLC’s class B shares.
*d – Pomona G.P. Holdings LLC owned 50% by Voya Pomona Holdings LLC and 50% by Third Party Shareholders.
*e – Oconee Real Estate Holdings IV-ARB LLC owned 33% by Voya Retirement Insurance and Annuity Company, owned 16% by ReliaStar Life Insurance Company and owned 51% by non-Affiliate members.
*f – Oconee Real Estate Holdings V-CASC LLC owned 44.8% by Voya Retirement Insurance and Annuity Company and owned 55.2% by non-Affiliate members.
*g – Oconee Real Estate Holdings VI-GREEN LLC owned 38.5% by Voya Retirement Insurance and Annuity Company, owned 12.5% by ReliaStar Life Insurance Company and owned 49% by non-Affiliate members.
*h – Oconee Real Estate Holdings VII-CANOPY LLC owned 10.13% by Voya Retirement Insurance and Annuity Company and 89.87% by Non-Affiliate members.
*i – Oconee Real Estate Holdings X – OASIS LLC owned 100% by Voya Commercial Mortgage Originator, LLC.
*j – Oconee Real Estate Holdings XI – MARKET CENTER LLC owned 100% by Voya Commercial Mortgage Originator, LLC.
*k– Oconee Real Estate Holdings XII – RIVERSIDE LLC owned 22.31% by Voya Retirement Insurance and Annuity Company, owned 3.08% by ReliaStar Life Insurance Company and owned 74.61% by non-Affiliate members.
*l – Oconee Real Estate Holdings XIV – FAIRVIEW LLC owned 100% by Voya Commercial Mortgage Originator, LLC.
*m – Oconee Real Estate Holdings XV – SPANISH COVE LLC owned 100% by Voya Commercial Mortgage Originator, LLC.
*n– Oconee Real Estate Holdings XVII – CROSSINGS LLC owned 10% by Voya Retirement Insurance and Annuity Company and 90% by non—Affiliate members.
*o – Oconee Real Estate Holdings XVIII – HOUSTON LLC owned 100% by Voya Commercial Mortgage Originator, LLC.

Item 30.  Indemnification

Section 33-779 of the Connecticut General Statutes (“CGS”) provides that a corporation may provide indemnification of or advance expenses to a director, officer, employee or agent only as permitted by Sections 33-770 to 33-778, inclusive, of the CGS. Reference is hereby made to Section 33-771(e) of the CGS regarding indemnification of directors and Section 33-776(d) of CGS regarding indemnification of officers, employees and agents of Connecticut corporations.

These statutes provide in general that Connecticut corporations incorporated prior to January 1, 1997 shall, except to the extent that their certificate of incorporation expressly provides otherwise, indemnify their directors, officers, employees and agents against “liability” (defined as the obligation to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses incurred with respect to a proceeding) when (1) a determination is made pursuant to Section 33-775 that the party seeking indemnification has met the standard of conduct set forth in Section 33-771 or (2) a court has determined that indemnification is appropriate pursuant to Section 33-774. Under Section 33-775, the determination of and the authorization for indemnification are made (a) by two or more disinterested directors, as defined in Section 33-770(2); (b) by special legal counsel; (c) by the shareholders; or (d) in the case of indemnification of an officer, agent or employee of the corporation, by the general counsel of the corporation or such other officer(s) as the board of directors may specify. Also, Section 33-772 with Section 33-776 provide that a corporation shall indemnify an individual who was wholly successful on the merits or otherwise against reasonable expenses incurred by him in connection with a proceeding to which he was a party because he is or was a director, officer, employee, or agent of the corporation. Pursuant to Section 33-771(d), in the case of a proceeding by or in the right of the corporation or with respect to conduct for which the director, officer, agent or employee was adjudged liable on the basis that he received a financial benefit to which he was not entitled, indemnification is limited to reasonable expenses incurred in connection with the proceeding against the corporation to which the individual was named a party.

A corporation may procure indemnification insurance on behalf of an individual who is or was a director of the corporation. Consistent with the laws of the State of Connecticut, Voya Financial, Inc. maintains Professional Liability and Fidelity bond, Employment Practices liability and Network Security insurance policies. The policies cover Voya Financial, Inc. and any company in which Voya Financial, Inc. has a controlling financial interest of 50% or more. The policies cover the funds and assets of the principal underwriter/depositor under the care, custody and control of Voya Financial, Inc. and/or its subsidiaries. The policies provide for the following types of coverage: Errors and Omissions/Professional Liability, Employment Practices liability and Fidelity/Crime (a.k.a. “Financial Institutional Bond”) and Network Security (a.k.a. “Cyber/IT”).

Item 31. Principal Underwriters

(a)
In addition to serving as the principal underwriter for the Contracts, Voya Financial Partners, LLC acts as the principal underwriter for Variable Life Account B of Voya Retirement Insurance and Annuity Company (VRIAC), Variable Annuity Account C of VRIAC, Variable Annuity Account I of VRIAC and Variable Annuity Account G of VRIAC (separate accounts of VRIAC registered as unit investment trusts under the 1940 Act). Voya Financial Partners, LLC is also the principal underwriter for (i) Separate Account N of ReliaStar Life Insurance Company (RLIC) (a separate account of RLIC registered as a unit investment trust under the 1940 Act), (ii) ReliaStar Select Variable Account of ReliaStar Life Insurance Company (a separate account of RLIC registered as a unit investment trust under the 1940 Act), (iii) MFS ReliaStar Variable Account (a separate account of RLIC registered as a unit investment trust under the 1940 Act), (iv) Northstar Variable Account (a separate account of RLIC registered as a unit investment trust under the 1940 Act), (v) ReliaStar Life Insurance Company of New York Variable Annuity Funds D, E, F, G, H and I (a management investment company registered under the 1940 Act), (vi) ReliaStar Life Insurance Company of New York Variable Annuity Funds M, P and Q (a management investment company registered under the1940 Act), and (viii) ReliaStar Life Insurance Company of New York Variable Annuity Funds M and P (a management investment company registered under the1940 Act).

(b) The following are the directors and officers of the Principal Underwriter:

Name and Principal Business Address	Positions and Offices with Underwriter
William P. Elmslie, One Orange Way, Windsor, CT 06095-4774	Director and Managing Director
Jonathan F. Reilly, One Orange Way, Windsor, CT, 06095-4774	Director
Stephen J. Easton, One Orange Way, Windsor, CT 06095-4774	Chief Compliance Officer
Frederick H. Bohn, One Orange Way, Windsor, CT 06095-4774	Chief Financial Officer
Jacques M. Longerstaey, 200 Park Avenue, New York, NY 10166	Executive Vice President, Chief Risk Officer
Michelle P. Luk, 200 Park Avenue, New York, NY 10166	Senior Vice President and Treasurer
Melissa A. O’Donnell, 250 Marquette Avenue, Suite 900, Minneapolis, MN 55401	Secretary
Marino Monti, Jr., One Orange Way, Windsor, CT 06095-4774	Chief Information Security Officer
M. Bishop Bastien, One Orange Way, Windsor, CT 06095-4774	Vice President
Philip A. Capodice, 5780 Powers Ferry Road, N.W., Atlanta, GA 30327-4390	Vice President and Assistant Treasurer
John (Teddy) T. Cordes, 5780 Powers Ferry Road, N.W., Atlanta, GA 30327-4390	Vice President and Assistant Treasurer
Gavin T. Gruenberg, One Orange Way, Windsor, CT 06095-4774	Vice President
Mark E. Jackowitz, 22 Century Hill Drive, Suite 101, Latham, NY 12110	Vice President
Andrew M. Kallenberg, 5780 Powers Ferry Road, N.W., Atlanta, GA 30327-4390	Vice President, Corporate Tax
David J. Linney, 2925 Richmond Avenue, Suite 1200, Houston, TX 77098	Vice President
Laurie A. Lombardo, One Orange Way, Windsor, CT 06095-4774	Vice President
Benjamin W. Moy, One Orange Way, Windsor, CT 06095-4774	Vice President
Gregory K. Springfield, One Orange Way, Windsor CT 06095-4774	Vice President
Tina M. Schultz, 250 Marquette Avenue, Suite 900, Minneapolis, MN 55401	Assistant Secretary
Devan P. Butler, 5780 Powers Ferry Road, N.W., Atlanta, GA 30327-4390	Tax Officer
Bill Kladis, 5780 Powers Ferry Road, N.W., Atlanta, GA 30327-4390	Tax Officer

(c) Compensation to Principal Underwriter during last fiscal year:

(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions	Other Compensation*
Voya Financial Partners, LLC				$67,209,367.36

*Reflects compensation paid to Voya Financial Partners, LLC attributable to regulatory and operating expenses associated with the distribution of the Contracts.

Item 31A. Information about Contracts with Index-Linked Options and/or Fixed Options Subject to a Contract Adjustment

Name of the Contract	Number of Contracts outstanding	Total value attributable to the Index-Linked Option and/or Fixed Option subject to a Contract Adjustment	Number of Contracts sold during the prior calendar year	Gross premiums received during the prior calendar year	Amount of Contract value redeemed during the prior calendar year	Combination Contract (Yes/No)
Multi Rate Annuity	105	$9,312,436		$0	$0	Yes
Item 32. Location of Accounts and Records

Not applicable

Item 33. Management Services

Not applicable

Item 34. Undertakings

With Regard to the Voya Multi Rate Annuity subject to contract adjustment, the Company undertakes:

1.
To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and

2.
That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Windsor, State of Connecticut, on the 29th day of April 2026.

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
(Insurance Company)

By: /s/Amelia J. Vaillancourt
Amelia J. Vaillancourt
President and Director
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature Title Date
Signature Title Date
Amelia J. Vaillancourt* President and Director
Amelia J. Vaillancourt (Principal Executive Officer)
April, 2026
Tony D. Oh* Senior Vice President and Chief Accounting Officer
Tony D. Oh
William T. Bainbridge*                         William T. Bainbridge (Chief Accounting Officer)

Director, Senior Vice President and Chief Financial Officer
(Chief Financial Officer)
Youssef A. Blal*
Youssef A. Blal
Director
Jay S. Kaduson* Director
Jay S. Kaduson
Curtis J. Heaser*
Curtis J. Heaser

Director

Neha Jha* Director
Neha Jha

Andrew J. Stocker* Director
Andrew J. Stocker

By:       /s/ Ian Macleod
                 Ian Macleod
                     *Attorney-in-Fact

* Executed by Ian Macleod on behalf of those indicated pursuant to Powers of Attorney.

EXHIBIT INDEX

Exhibit No.	Exhibit

27(l)	Consent of Independent Registered Public Accounting Firm

27(p)	Powers of Attorney

54459371.3

∗